                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        SHURGARD STORAGE CENTERS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          -------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          -------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          -------------------------------------------------------------------

     (5)  Total fee paid:

          -------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          --------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------------

     (3)  Filing Party:

          --------------------------------------------------------------------

     (4)  Date Filed:

          --------------------------------------------------------------------

                               [SCCI LETTERHEAD]

                                                                   June 14, 1995

Dear Stockholder:

         You are cordially invited to attend the 1995 Annual Meeting of Stockholders of Shurgard Storage Centers, Inc., at 10:00 a.m. on Wednesday, July 26, 1995, at the Fifth Avenue Room in the Westin Hotel, 1900 Fifth Avenue, Seattle, Washington.

         The Notice of Annual Meeting of Stockholders and the Proxy Statement that follow provide details of the business to be conducted at the Annual Meeting.

         Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by completing, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.


                                       Sincerely,

                                       Charles K. Barbo
                                       Chairman, President and
                                       Chief Executive Officer





                                   IMPORTANT
    A proxy card is enclosed. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 26, 1995

To the Stockholders:

         The 1995 Annual Meeting of Stockholders of Shurgard Storage Centers, Inc. will be held at the Fifth Avenue Room in the Westin Hotel, 1900 Fifth Avenue, Seattle, Washington on Wednesday, July 26, 1995, at 10:00 a.m. for the following purposes:

         l.      To elect members of the Board of Directors;

         2. To approve amendments to the Company's Certificate of Incorporation to provide for a classified Board of Directors and to adopt certain New York Stock Exchange requirements;

         3.      To approve amendments to the Company's By-Laws;

         4.      To approve the Company's 1995 Long-Term Incentive Compensation
                 Plan;

         5. To approve amendments to the Company's Stock Option Plan for Nonemployee Directors; and

         6. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         The nominees for election as directors are named in the enclosed Proxy Statement.

         The record date for the Annual Meeting is June 2, 1995. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

         ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT, EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY RETURNED A PROXY.

                                       By Order of the Board of Directors



                                       Kristin H. Stred
                                       Secretary

Seattle, Washington
June 14, 1995

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF STOCKHOLDERS

                            TO BE HELD JULY 26, 1995

GENERAL

         The enclosed proxy is solicited by the Board of Directors of Shurgard Storage Centers, Inc. (the "Company") for use at the 1995 Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, July 26, 1995 at the Fifth Avenue Room in the Westin Hotel, 1900 Fifth Avenue, Seattle, Washington and at any postponement or adjournment thereof (the "1995 Annual Meeting"). Only holders of record of the Company's Class A Common Stock and Class B Common Stock (the "Common Stock") at the close of business on June 2, 1995 will be entitled to vote at the 1995 Annual Meeting. On that date, the Company had 18,095,988 shares of Class A Common Stock and 154,604 shares of Class B Common Stock outstanding. Each share of Class A Common Stock and each share of Class B Common Stock outstanding on the record date is entitled to one vote.

         The Company was formed on March 1, 1994 through the consolidation (the "Consolidation") of 17 publicly held limited partnerships that had been sponsored by Shurgard Incorporated (the "Management Company"). Following the Consolidation, the Management Company managed the Company's business affairs and properties. On March 24, 1995, the Management Company was merged with the Company (the "Merger"), as a result of which the Company became self-managed and self-administered. Certain information in this Proxy Statement refers to the Consolidation, the Merger and the Management Company.

         The address of the Company's principal executive offices is 1201 Third Avenue, Suite 2200, Seattle, Washington 98101. This Proxy Statement and the accompanying proxy card are being mailed to the Company's stockholders on or about June 14, 1995.

VOTING

         Shares of Common Stock for which proxies are properly executed and returned will be voted at the 1995 Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of the nominees for the Board of Directors named herein, provided that if any of such nominees should become unavailable for election for any reason, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose, and "FOR" the approval of the amendments to the Certificate of Incorporation, the amendments to the By-Laws, the 1995 Long-Term Incentive Compensation Plan (the "1995 Incentive Plan") and the amendments to the Stock Option Plan for Nonemployee Directors (the "Director Plan"). The nominees for the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present in person or represented by proxy, and entitled to vote, shall be elected director. Any action other than a vote for a nominee will have the practical effect of voting against a nominee. The amendments to the Company's Certificate of Incorporation and By-Laws will be approved if a majority of the shares issued and outstanding vote in favor of approval. Abstentions from voting and broker nonvotes will have the practical effect of voting against the proposals. The 1995 Incentive Plan and the amendments to the Director Plan will be approved if a majority of shares present in person or represented by proxy, and entitled to vote, vote in favor of approval. Abstentions from voting will have the practical effect of voting against the proposals and broker nonvotes will have no effect on the outcome other than to reduce the number of "FOR" votes necessary to approve the proposals.

REVOCATION

         Any stockholder giving a proxy may revoke it at any time before it is voted by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by attending the 1995 Annual Meeting and voting in person.

                 ELECTION OF DIRECTORS AND DIRECTOR INFORMATION

         Assuming adoption and effectiveness of the proposed amendments to the Company's Certificate of Incorporation, the Board of Directors will be divided into three classes, each class to be as nearly equal in number as possible. Except as set forth below, directors' terms will expire at the third annual meeting of stockholders after their election by the stockholders. Five directors will be elected at the 1995 Annual Meeting, to be divided into the classes and to hold office for the terms specified below. If, for any reason, the proposed amendments to the Company's Certificate of Incorporation are not adopted or do not become effective, each director elected at the 1995 Annual Meeting will hold office until the next annual meeting of stockholders, and until a successor shall have been elected and qualified.

         It is intended that votes will be cast pursuant to the accompanying proxy for the election of the nominees named below, all of whom are presently directors of the Company. If a nominee should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee named will be unable to serve if elected.

         NOMINEES FOR ELECTION - TERMS EXPIRE IN 1998 (CLASS 3). The following individuals are the nominees of the Board of Directors to serve, following the effectiveness of the proposal to amend the Company's Certificate of Incorporation, until the 1998 annual meeting of stockholders:

         Charles K. Barbo (age 54) has been involved as a principal in the real estate investment industry since 1969. Mr. Barbo is one of the co-founders of the Management Company, which was organized in 1972 to provide property management services for self- storage facilities and other real estate and commercial ventures. Prior to the Merger, he served as Chairman of the Board and President of the Management Company. Upon the closing of the Merger, he was named Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Barbo is a graduate of the Owner/President Management Program of Harvard Business School, has a Bachelor of Arts degree in history from the University of Washington, and is a licensed real estate broker and a licensed securities principal and salesman. He is an alumnus of the Young Presidents Organization.

         Donald W. Lusk (age 67) has served as a director of the Company since March 1994. He is the President of Lusk Consulting Group, which is engaged in general management consulting as well as the formation and delivery of management development programs in the United States and Canada. From 1974 to 1991, Mr. Lusk was Regional Managing Partner of Management Action Programs in the Pacific Northwest. Mr. Lusk has a Bachelor of Arts degree from Pomona College. He currently serves as a director of G.T. Development Corporation. He has previously served as a director of Robert E. Bayley Construction Company, Management Action Programs, Inc., The Bekins Company, California Pacific National Bank, I.C.X. Corporation, Laguna Manufacturing Company, Ormand Industries and Pacific United Services Corporation, and was Chairman of the Board of the School of Business and Economics Advisory Board of Seattle Pacific University.

         NOMINEES FOR ELECTION - TERMS EXPIRE IN 1997 (CLASS 2). The following individuals are the nominees of the Board of Directors to serve, following the effectiveness of the proposal to amend the Company's Certificate of Incorporation, until the 1997 annual meeting of stockholders:

         Wendell J. Smith (age 62) has served as a director of the Company since March 1994. Mr. Smith is also currently a director of Franchise Finance Corporation of America. He has previously served on the Western and National Advisory Boards for FNMA and the Advisory Board of the Center for Real Estate Research at the University of California. He retired in 1991 from the State of California Public Employees Retirement System ("Calpers") after 27 years of employment, the last 21 in charge of all real estate equities and mortgage acquisitions for Calpers. During those 21 years, Calpers invested over $8 billion in real estate and mortgages. In 1991, Mr. Smith established W.J.S. & Associates, which provides advisory and consulting services for pension funds and pension fund advisors.

         Harrell L. Beck (age 38) has served as a director of the Company and as its Chief Financial Officer and Treasurer since July 1993. Prior to the closing of the Merger, Mr. Beck also served as the Company's President. He was named Senior Vice President of the Company upon the closing of the Merger. Mr. Beck also served as the Chief Financial Officer and Treasurer of the Management Company. He joined the Management Company in April 1986 as the Eastern Regional Vice President and, in 1990, became its Chief Financial Officer and, in 1992, its Treasurer. Prior to joining the Management Company, Mr. Beck was a manager with Touche Ross & Co., where he was employed for approximately six years, during which time he provided services primarily to clients in the real estate and aerospace industries. Mr. Beck has a Bachelor of Arts degree in Business Administration from Washington State University and is a member of the American Institute of Certified Public Accountants and the Washington Society of Certified Public Accountants.

         NOMINEE FOR ELECTION - TERM EXPIRES IN 1996 (CLASS 1). The following individual is the nominee of the Board of Directors to serve, following the effectiveness of the proposal to amend the Company's Certificate of Incorporation, until the 1996 annual meeting of stockholders:

         Dan Kourkoumelis (age 44) has served as a director of the Company since March 1994. He is the President, Chief Operating Officer and a director of Quality Food Centers, Inc. ("QFC"), a publicly held corporation that operates the largest independent supermarket chain in the Seattle, Washington area. Mr. Kourkoumelis joined QFC in 1967 and has since held a variety of positions. He served as Executive Vice President from 1983 to 1987, when he also became Chief Operating Officer, and became President in 1989 and a director in 1991. Mr. Kourkoumelis also serves on the Board of Directors of Expeditors International, Inc. He has a Bachelor of Arts degree in Marketing from the University of Washington.

         Nine Board of Directors meetings were held in 1994. All incumbent directors were in attendance at all such meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has established standing committees of its Board of Directors, including an Audit Committee and a Compensation Committee. Each of these committees is responsible to the full Board of Directors, and its activities are therefore subject to approval of the Board of Directors. The functions performed by these committees are summarized as follows:

         Audit Committee. The Audit Committee recommends to the Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements and approves any special assignments given to such accountants. The Audit Committee also reviews the planned scope of the annual audit and the independent accountants' letter of comments and management's responses thereto, any major accounting changes made or contemplated and the effectiveness and efficiency of the Company's internal accounting staff. The members of the Audit Committee are Messrs. Lusk (Chairman) and Smith. The Audit Committee met three times in 1994, with all incumbent members in attendance.

         Compensation Committee. The Compensation Committee establishes the remuneration levels for officers of the Company, reviews management organization and development, reviews significant employee benefits programs and recommends and administers executive compensation programs, including bonus plans, stock option and other equity-based programs, deferred compensation
plans and any other cash or stock incentive programs.    The members of the
Compensation Committee are Messrs. Lusk (Chairman), Kourkoumelis and Smith.
The Compensation Committee met four times in 1994, with all incumbent members in attendance.

DIRECTOR COMPENSATION

         Fees. Directors who are employees of the Company do not receive any fees for their services as directors. Directors who are not employees of the Company are paid an annual retainer of $12,000 for serving on the Board of Directors and an additional fee of $1,000 for attending each meeting of the Board of Directors and $500 for attending each meeting of a committee of the Board of Directors. The Company also reimburses each nonemployee director for travel expenses incurred in connection with his or her activities on behalf of the Company. Messrs. Lusk, Smith and Kourkoumelis each received $6,000 in fees in connection with serving on the Board of Directors' Special Committee that was established to review the Merger.

         Options. Under the Director Plan each nonemployee director automatically receives an option to purchase 400 shares of Class A Common Stock on the first business day following his or her initial election as a director of the Company and thereafter receives annually, on the first business day following the date of each annual meeting of stockholders of the Company, an option to purchase 400 shares of Class A Common Stock, at an exercise price equal to the fair market value of the Class A Common Stock on the date of grant. Amendments to the Director Plan to increase the annual grant to 3,000 shares are proposed below.

SECTION 16 REPORTING

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% beneficial owner are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         David K. Grant, Executive Vice President of the Company, filed a late report on Form 4 with respect to a purchase of shares on behalf of his grandfather. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the 1994 fiscal year all other filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 1995, certain information with respect to the beneficial ownership of shares of Common Stock by each director and executive officer of the Company and all directors and executive officers of the Company as a group. Except as otherwise noted, the Company believes that the beneficial owners of the shares of Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. As of March 31, 1995, to the Company's knowledge no stockholder beneficially owned more than 5% of the shares of Class A Common Stock.

                                                                             AMOUNT AND
                                                                        NATURE OF BENEFICIAL     PERCENT OF
   NAME OF BENEFICIAL OWNER                 TITLE OF CLASS                    OWNERSHIP             CLASS
- ------------------------------           --------------------           --------------------     ----------
 Charles K. Barbo                        Class A Common Stock                612,811(1)               3.4%
 1201 Third Avenue, Suite 2200           Class B Common Stock                 76,529(2)              49.5%
 Seattle, WA  98101

 Arthur W. Buerk                         Class A Common Stock                354,868                  1.9%
 3831 49th N.E.                          Class B Common Stock                 76,529(2)              49.5%
 Seattle, WA  98105

 Michael Rowe                            Class A Common Stock                 68,888(3)               *

 David K. Grant                          Class A Common Stock                 53,010(4)               *

 Harrell L. Beck                         Class A Common Stock                 18,698(5)               *

 Kristin H. Stred                        Class A Common Stock                  6,533(6)               *

 Dan Kourkoumelis                        Class A Common Stock                     --                 --

 Donald W. Lusk                          Class A Common Stock                    200                  *

 Wendell J. Smith                        Class A Common Stock                    300                  *

 All directors and executive officers
 as a group (8 persons)                  Class A Common Stock                760,439                  4.2%
                                         Class B Common Stock                 76,529(2)              49.5%

_______________
*   Less than 1%.

(1) Includes 2,669 shares held for Mr. Barbo's individual account under the Company's Employee Retirement Savings Plan and 3,900 shares held by trusts under which Mr. Barbo is the trustee and a beneficiary.

(2) Class B Common Stock entitled each of Messrs. Barbo and Buerk to a loan in an amount necessary to satisfy his general partner capital obligations resulting from the Consolidation. Class B Common Stock is convertible into Class A Common Stock at a one- to-one ratio upon repayment of the loan.

(3) Includes 400 shares issuable on exercise of stock options currently exercisable or exercisable within 60 days and 2,499 shares held for Mr. Rowe's individual account under the Company's Employee Retirement Savings Plan.

(4) Includes 400 shares issuable on exercise of stock options currently exercisable or exercisable within 60 days and 1,963 shares held for Mr. Grant's individual account under the Company's Employee Retirement Savings Plan.

(5) Includes 400 shares issuable on exercise of stock options currently exercisable or exercisable within 60 days and 1,805 shares held for Mr. Beck's individual account under the Company's Employee Retirement Savings Plan.

(6) Includes 400 shares issuable on exercise of stock options currently exercisable or exercisable within 60 days.

                             EXECUTIVE COMPENSATION

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The following report has been provided by the Compensation Committee (the "Committee") of the Board of Directors. The Committee is composed of three nonemployee directors.

         The Company commenced operations on March 1, 1994 upon the closing of the Consolidation, and on March 28, 1994 its Class A Common Stock began public trading on the Nasdaq National Market. On March 24, 1995, the Management Company merged with the Company, and the Company became self-administered and self-managed.

         Although the executive officers named in the Summary Compensation Table are executive officers of the Company, their cash compensation (base salary and bonus) for 1994 was paid entirely by the Management Company. Accordingly, the Committee made no recommendations with respect to cash compensation paid to the Company's executive officers by the Management Company for 1994. In addition, the base salaries of the executive officers for 1995 were set by the Management Company and were not adjusted by the Committee in connection with the Merger. In conformity with the past practice of the Management Company, the Committee expects to award discretionary year-end cash bonuses to executive officers (other than the Chief Executive Officer) for 1995 performance based on recommendations from the Company's Chief Executive Officer and to consider separately a discretionary year-end bonus for the Chief Executive Officer.

         The Company provides long-term incentive compensation to its executive officers through the grant of stock options. The Compensation Committee is responsible for administering the Company's stock option program. The Committee generally reviews with the Chief Executive Officer the recommended individual awards, based on the recipient's position, performance, responsibilities and contributions. The Committee in 1994 also considered the number of Management Company options granted in prior years. As discussed under "Proposal to Approve the 1995 Incentive Plan," the Board of Directors has adopted the 1995 Incentive Plan, subject to stockholder approval at the 1995 Annual Meeting. If the 1995 Incentive Plan is approved by the stockholders, the Committee will be authorized to award additional forms of long-term incentive compensation, including stock appreciation rights, stock awards (including restricted stock), performance awards, other stock-based awards and dividend equivalent rights.

         Under a 1993 amendment to the Internal Revenue Code and proposed new federal tax regulations, publicly traded companies are prohibited from receiving a tax deduction for compensation in excess of $1 million paid to the chief executive officer or any of its four other most highly compensated executive officers for any fiscal year. The prohibition does not apply to certain performance-based compensation. The Company's stock option plans have been structured in such a way that the Committee expects option grants under the plan to be treated as performance-based compensation that may be excluded from the deductibility limit. At this time, the Company's executive officer compensation which is subject to the deductibility limit does not exceed $1 million and, in the Committee's view, is not likely to be affected by the new nondeductibility rules in the near future.

                                                   COMPENSATION COMMITTEE

                                                   Donald W. Lusk, Chairman
                                                   Dan Kourkoumelis
                                                   Wendell J. Smith

STOCK PRICE PERFORMANCE

         Set forth below are line graphs comparing the cumulative total return on the Class A Common Stock during the period beginning on March 28, 1994 and ending on December 31, 1994, the last day of the Company's 1994 fiscal year, with the cumulative total return on the Standard & Poor's 500 Index and the Equity REIT Index prepared by the National Association of Real Estate
Investment Trusts. The comparison assumes $100 was invested on March 28, 1994 and assumes reinvestment of dividends. The stock price performance shown on the graphs are not necessarily indicative of future price performance.

         The first line graph assumes that the shares of Class A Common Stock were bought at the Net Asset Value per share of $18.90 contemplated in the Consolidation. The "Net Asset Value" was the value of the assets, determined by independent appraisal, less the liabilities (including transaction costs and liabilities) of the 17 limited partnerships participating in the Consolidation. Because this was the economic basis for the Consolidation, the Company believes that this represents the most appropriate starting point for a line graph comparison.

         The second line graph assumes that the shares of Class A Common Stock were bought at the initial trading price on March 28, 1994, the first day that the Class A Common Stock was publicly traded. On that day, the stock initially traded at $23.25 per share.



                 COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                       SHURGARD STORAGE CENTERS, INC.,
        STANDARD & POOR'S 500 STOCK INDEX AND NAREIT EQUITY REIT INDEX
                          (BASED ON NET ASSET VALUE)


                               28-Mar-94            31-Dec-94
                               ---------            ---------
     Shurgard                    $100                $115.20
     S&P 500                     $100                $105.30
     NAREIT Equity               $100                $ 99.80




                        COMPARISON OF CUMULATIVE TOTAL
                 RETURN AMONG SHURGARD STORAGE CENTERS, INC.,
        STANDARD & POOR'S 500 STOCK INDEX AND NAREIT EQUITY REIT INDEX
                       (BASED ON INITIAL TRADING PRICE)


                               28-Mar-94            31-Dec-94
                               ---------            ---------
     Shurgard                    $100                $ 93.60
     S&P 500                     $100                $105.30
     NAREIT Equity               $100                $ 99.80

COMPENSATION OF EXECUTIVES

         The following table sets forth the compensation for services rendered during the fiscal years ended December 31, 1994 and 1993, for Charles K. Barbo, who was appointed Chairman of the Board, President and Chief Executive Officer of the Company in connection with the Merger, and for the four other most highly compensated executive officers of the Company following the Merger. Although certain of the individuals named below served as directors or officers of the Company prior to the Merger, they did not receive any cash compensation for such services from the Company but instead were compensated by the Management Company. Accordingly, all dollar amounts shown were paid by the Management Company and, except as indicated otherwise, all options shown were options to purchase shares of common stock of the Management Company (the "Management Company Common Stock").

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                           ANNUAL COMPENSATION          COMPENSATION
                                                        --------------------------      ------------
                                                                                            SHARES          ALL OTHER
                                                                                          UNDERLYING       COMPENSATION
    NAME AND PRINCIPAL POSITION            YEAR         SALARY($)       BONUS($)(1)       OPTIONS(#)          ($)(2)
- ---------------------------------          ----         ---------       -----------       ----------       ------------
 Charles K. Barbo                          1994         $155,000          $30,000              --              $  200
   Chairman, President and Chief           1993         $150,000          $25,000              --              $2,316
   Executive Officer
 Michael Rowe                              1994         $103,000          $24,000           2,000(3)           $7,043
   Executive Vice President and            1993         $100,000          $30,340          10,000(4)           $8,999
   Director of Storage Operations
 David K. Grant                            1994         $103,000          $24,000           2,000(3)           $5,888
   Executive Vice President and            1993         $100,000          $15,000          10,000(4)           $7,844
   Director of Real Estate Investment
 Harrell L. Beck                           1994         $ 80,000          $24,000           2,000(3)           $1,217
   Director, Senior Vice President,        1993         $ 75,000          $15,000          10,000(4)           $1,217
   Chief Financial Officer and
   Treasurer
 Kristin H. Stred                          1994         $ 80,000          $24,000           2,000(3)           $1,087
   Senior Vice President, General          1993         $ 75,000          $15,000           7,500(4)           $1,057
   Counsel and Secretary
- ---------------

(1) Includes bonus awards earned pursuant to the terms of discretionary bonus, incentive compensation and profit-sharing arrangements.

(2) For the year ended December 31, 1994, with respect to each person, includes employer-matching contributions made by the Management Company under its Employee Retirement Savings Plan of $200 per person, with respect to each of Messrs. Rowe and Grant, includes $5,688 relating to interests in Management Company cash distributions from investments in certain partnerships, and, with respect to Messrs. Rowe and Beck and Ms. Stred, includes payments of $1,155, $1,017 and $887, respectively, paid annually towards insurance premiums on an executive disability plan.

(3) Represents options to purchase shares of Class A Common Stock granted by the Company.

(4) Represents Management Company options, all of which were exercised prior to the Merger.

OPTION GRANTS

         The following table sets forth certain information regarding options to purchase shares of Class A Common Stock granted to the Company's executive officers during the fiscal year ended December 31, 1994. Such individuals were not granted any options to purchase shares of Management Company Common Stock during the fiscal year ended December 31, 1994.

                          OPTION GRANTS IN FISCAL 1994

                                 INDIVIDUAL GRANTS                                           POTENTIAL REALIZABLE
- ------------------------------------------------------------------------------------        VALUE AT ASSUMED ANNUAL
                          NUMBER OF         PERCENT OF                                       RATES OF STOCK PRICE
                            SHARES        TOTAL OPTIONS                                     APPRECIATION FOR OPTION
                          UNDERLYING        GRANTED TO       EXERCISE                               TERM(3)
                           OPTIONS         EMPLOYEES IN       PRICE       EXPIRATION     ---------------------------
        NAME             GRANTED(#)(1)    FISCAL YEAR(2)     ($/SHARE)       DATE           5%($)           10%($)
- ------------------       -------------    --------------     ---------     ---------     ----------      ------------
 Charles K. Barbo               --             --                 --             --             --                 --
 Michael Rowe                2,000             25%            $18.90        3/17/04        $23,772            $60,243
 David K. Grant              2,000             25%            $18.90        3/17/04        $23,772            $60,243
 Harrell L. Beck             2,000             25%            $18.90        3/17/04        $23,772            $60,243
 Kristin H. Stred            2,000             25%            $18.90        3/17/04        $23,772            $60,243
 All Stockholders             N/A              N/A              N/A           N/A      $94,154,817       $208,057,522
                                                                                       -----------       ------------

_________________

(1) Options were granted at the fair market value on the date of grant, which was the value per share of the partnership assets, less liabilities, included in the Consolidation. Each option vests in annual installments of 20%, commencing on the first anniversary of the date of grant. In the event of certain business combinations, the vesting of outstanding options will be accelerated. See "Executive Compensation-Employment Agreements; Change-in-Control Arrangements."

(2) The Company did not have any employees during the fiscal year ended December 31, 1994. As shown in this table, option grants were made to officers of the Company.

(3) The actual value, if any, the named executive officer or any other individual may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. The gain for "All Stockholders" is calculated by using $20.25, the average of the high and low sale prices per share of Class A Common Stock as reported by the Nasdaq National Market on December 30, 1994, and 16,829,283 shares, the number of shares of Class A Common Stock outstanding as of the Company's fiscal year-end. There can be no assurance that the actual value per share realized by the named executive officer or by all stockholders will approximate the potential realizable values set forth in the table.

OPTION EXERCISES AND YEAR-END VALUES

         The following table sets forth certain information as of December 31, 1994 regarding options to purchase shares of Management Company Common Stock held by the Company's executive officers. No such options were exercised during the fiscal year ended December 31, 1994.

                     AGGREGATED FISCAL 1994 YEAR-END VALUES
                         FOR MANAGEMENT COMPANY OPTIONS

                                 NUMBER OF SECURITIES                      VALUE OF UNEXERCISED
                           UNDERLYING UNEXERCISED OPTIONS AT               IN-THE-MONEY OPTIONS
                                 FISCAL YEAR-END(#)(1)                   AT FISCAL YEAR-END($)(2)
                           ---------------------------------         --------------------------------
         NAME              EXERCISABLE         UNEXERCISABLE         EXERCISABLE        UNEXERCISABLE
 -------------------       -----------         -------------         -----------        -------------
  Charles K. Barbo               --                   --                    --                  --
  Michael Rowe                5,333               18,667               $27,450             $80,268
  David K. Grant              2,666               17,334               $13,455             $73,205
  Harrell L. Beck             5,333               17,667               $27,450             $76,079
  Kristin H. Stred               --                7,500                    --             $31,050
- ---------------

(1) All Management Company options (whether exercisable or unexercisable as of December 31, 1994) were exercised prior to the Merger. Shares acquired on exercise were converted into the Merger consideration.

(2) The value was calculated by multiplying the number of shares of Management Company Common Stock issuable upon exercise of the options by the number of shares of Class A Common Stock each share of Management Company Common Stock was converted into in the Merger, then multiplying the result by the closing price of the Class A Common Stock on December 31, 1994, and deducting the aggregate exercise price of the options from the result.

         The following table sets forth certain information as of December 31, 1994 regarding options to purchase shares of Class A Common Stock held by the Company's executive officers. No such options were exercised during the fiscal year ended December 31, 1994.

                     AGGREGATED FISCAL 1994 YEAR-END VALUES
                              FOR COMPANY OPTIONS

                                     NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                              UNDERLYING UNEXERCISED OPTIONS AT              IN-THE-MONEY OPTIONS
                                       FISCAL YEAR-END(#)                   AT FISCAL YEAR-END($)(1)
                              ---------------------------------         --------------------------------
 NAME                         EXERCISABLE         UNEXERCISABLE         EXERCISABLE        UNEXERCISABLE
 -------------------------    -----------         -------------         -----------        -------------
 Charles K. Barbo                 --                     --                  --                   --
 Michael Rowe (2)                 --                  2,000                  --               $3,700
 David K. Grant (2)               --                  2,000                  --               $3,700
 Harrell L. Beck (2)              --                  2,000                  --               $3,700
 Kristin H. Stred (2)             --                  2,000                  --               $3,700
- ---------------

(1) This amount is the aggregate number of outstanding options multiplied by the difference between the fair market value of Class A Common Stock as of December 31, 1994 and the exercise price of such options.

(2) On March 17, 1995, 400 of the 2,000 shares granted became exercisable.

EMPLOYMENT AGREEMENTS; CHANGE-IN-CONTROL ARRANGEMENTS

         1993 Stock Option Plan. The 1993 Stock Option Plan (the "1993 Plan") provides that, upon the occurrence of certain transactions, including certain mergers and other business combinations involving the Company, outstanding options will become fully exercisable. Such options, if not exercised, will then terminate upon consummation of such transaction. In the alternative, at the discretion of the Company and the corporation(s) participating in such transactions, such options may be assumed by the acquiring or surviving corporation.

         1995 Incentive Plan. In the event of certain mergers or consolidations involving the Company, a sale, lease, exchange or other transfer of all or substantially all of the Company's assets or a liquidation or dissolution of the Company, outstanding options, stock appreciation rights and restricted stock under the 1995 Incentive Plan will become fully exercisable, subject to certain exceptions. In addition, the Committee may take such further action as it deems necessary or advisable, and fair to participants, with respect to outstanding awards under the 1995 Incentive Plan. See "Proposal to Approve the 1995 Incentive Plan."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On March 1, 1994, as a part of the Consolidation approved by limited partners, the Company made a $1,981,000 interest-free loan to Mr. Barbo to enable him to make certain capital contributions that were required in connection with the Consolidation. Mr. Barbo's shares of Class B Common Stock" have been pledged as collateral for the loan. Upon repayment of the loan, a percentage of the Class B Common Stock equal to the percentage of the loan principal being repaid will be released from the pledge and Mr. Barbo will then have the option to convert his Class B Common Stock, on a share-for-share basis, into Class A Common Stock.

         On March 24, 1995, the Management Company was merged into the Company following a favorable vote of the stockholders of the Company on March 21, 1995. In the Merger, the Company issued 1,266,837 new shares of Class A Common Stock to the Management Company shareholders and an additional 282,572 shares that replaced shares previously owned by the Management Company. The average of the closing prices of the Class A Common Stock on the Nasdaq National Market for the 30 trading days before the date of the Merger was $22.80, resulting in an aggregate Merger consideration of $28,884,000 (1,266,837 new shares times $22.80 per share). The Company's independent directors negotiated the transaction on behalf of the Company and, based in part on a fairness opinion rendered by Alex. Brown & Sons Incorporated, unanimously approved the Merger and recommended that the Company's stockholders vote for it.

         Messrs. Beck, Grant and Rowe and Ms. Stred, the Company's executive officers at the time of the Merger, were also executive officers of the Management Company and held 1.2%, 3.2%, 4.3% and .4%, respectively, of its outstanding stock before the Merger. In addition, Charles K. Barbo, who was an executive officer of the Management Company and held 37.1% of its outstanding stock before the Merger, was appointed as Chairman of the Board and an executive officer of the Company on the closing of the Merger.

         In the Merger, Messrs. Barbo, Beck, Grant and Rowe and Ms. Stred received 574,867 shares, 18,139 shares, 48,963 shares, 67,166 shares and 5,833 shares, respectively, in exchange for shares of Management Company Common Stock. Of such shares, (i) 24,833 shares were attributable to shares acquired immediately before the Merger at an average cost of $9.99 per share on exercise of Management Company stock options granted to such executive officers (except Mr. Barbo), of which 20,389 shares were attributable to options the vesting of which was accelerated in connection with the Merger, and (ii) 20,666 shares were attributable to stock bonuses awarded to such executive officers (except Mr. Barbo) by the Management Company immediately before the Merger. Such bonuses were part of the general grants and awards to Management Company employees. In addition, pursuant to the Merger Agreement, Management Company shareholders (including the Company's executive officers) will be entitled to receive additional shares of Class A Common Stock, pro rata in proportion to their ownership interests in the Management Company, based on (i) the extent to which, during the five years following the Merger, the Company realizes value as a result of certain transactions relating to interests in or assets of six limited partnerships acquired by the Company in the Merger and (ii) the value, at the end of five years or in the event of a change of control, of any remaining interests in such partnerships as determined by independent appraisal. The Company also agreed that it will provide for limitation of director liability and indemnification of the Management Company's directors, officers, employees and agents at least to the extent that such persons are entitled thereto under the Management Company's Articles of Incorporation and Bylaws.

         Before the Merger, InterMation, Inc. ("InterMation"), a wholly owned subsidiary of the Management Company operating a records storage business, was distributed to the Management Company shareholders (including the Company's executive officers) in proportion to their ownership interests in the Management Company, because its revenue constitutes nonqualifying income for a real estate investment trust ("REIT") for federal income tax purposes. Messrs. Barbo and Rowe are directors of InterMation. The Company owned one facility engaged in the records storage business, which was managed by InterMation. In March 1995, the Company reached an agreement with InterMation to sell this records storage business to InterMation for approximately $575,000 and lease the facility to InterMation at a monthly rental of approximately $23,000. The lease term is for three years, with two five-year options, although either party may terminate the lease on 18 months' notice. The purchase price is evidenced by a note bearing interest at 10% per annum, providing for monthly principal and interest of $70,000 and full payment upon expiration of the lease.

         PROPOSAL TO AMEND THE COMPANY'S  CERTIFICATE OF INCORPORATION

CLASSIFIED BOARD OF DIRECTORS

         The Board of Directors has approved, and recommends that the stockholders adopt, an amendment to the Company's Certificate of Incorporation that would divide the Board of Directors into three classes with staggered terms. The proposal would amend Article 6 of the Certificate of Incorporation in its entirety to read as follows:

                          The Board of Directors shall be composed of not fewer
                 than three nor more than nine Directors, the specific number to be set by resolution of the Board of Directors; provided that the Board of Directors may be less than three until vacancies are filled. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. The Board of Directors shall be divided into three classes, with the classes to be as equal in number as may be possible, with any Director or Directors in excess of the number divisible by three being assigned to Class 3 and Class 2, as the case may be. At the 1995 annual meeting of stockholders, the following classes shall be elected for the terms set forth below:

                                Class                Term
                                -----                ----
                                Class 1              1 year
                                Class 2              2 years
                                Class 3              3 years


                          At each annual meeting of stockholders following the
                 1995 annual meeting, the number of Directors equal to the number of Directors in the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of stockholders. Unless a Director dies, resigns or is removed, he or she shall hold office for the term elected or until his or her successor is elected and qualified, whichever is later. Directors may be removed only for cause. Directors need not be stockholders of this corporation or residents of the State of Delaware. Written ballots are not required in the election of Directors.

                          Notwithstanding anything to the contrary in Article
                 11, any amendment or modification of this Article 6 shall require the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote at an election of Directors; provided, however, that the number of Directors may be increased above nine by the affirmative vote of two-thirds of the Continuing Directors then in office. "Continuing Directors" means the Directors who are members of the Board of Directors immediately following the 1995 annual meeting of stockholders and each new Director nominated or elected by a majority of the Continuing Directors.

         The Board of Directors recommends that the Certificate of Incorporation be amended to divide the Board of Directors into three classes, as nearly equal in size as possible. Except during the initial phase-in period, the term of office of the directors of each class will expire at the third annual meeting after their election. Under Delaware law, a director appointed by the Board of Directors to fill a vancancy shall hold office until the next election of directors of the class for which such director was appointed. This proposal is intended to provide continuity and stability to the Company's management by increasing the effort necessary for a substantial stockholder to gain control of the Board of Directors. Although the Company has not yet experienced problems with respect to continuity, the Company has been a public company only since March 1994 and its Common Stock is very widely held. Adoption of this proposal will make it more difficult to change the composition of the Board of Directors. In its present form the Certificate of Incorporation requires that the entire Board of Directors stand for election each year, so that it would take only one year for the Board of Directors to be replaced. Following adoption of the proposal, at least two annual meetings, or a special meeting called for the purpose of removing the directors, will be required to effect a change in the majority of the Board of Directors.

         Under Delaware law, the directors of a nonclassified board may be removed by the stockholders with or without cause. If the proposal for a classified board is adopted, the directors may be removed by the stockholders only for cause. The provision for a classified board may be amended or repealed only by the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote in the election of directors, although the affirmative vote of the holders of a majority of outstanding Common Stock is sufficient to adopt the proposal.

         While the Board of Directors believes that the proposed amendment to the Certificate of Incorporation should be adopted for the reasons set forth above, the Board of Directors is aware that the proposed amendment may have potential antitakeover effects. Dividing the Board of Directors into three classes with staggered terms will make it more difficult for stockholders to change a majority of current directors. This provision is effective without regard to whether a change in control has occurred or is occurring, and therefore may also have the effect of preventing stockholders from replacing directors for reasons unrelated to the control of the Company. The Company is not aware, however, of any effort to accumulate its securities or to gain control of it at this time.

         The Company's Certificate of Incorporation also contains other provisions that may limit or prevent a change in control of the Company.
Article 4 of the Certificate of Incorporation provides that the authorized capital of the Company consists of 120,000,000 shares of Class A Common Stock, 500,000 shares of Class B Common Stock, 160,000,000 shares of Excess Stock and 40,000,000 shares of preferred stock. The Board of Directors may issue, from time to time, one or more classes or series of preferred stock with such designations and preferences, relative voting and other rights as it deems appropriate without the approval of the Company's stockholders. The Board of Directors, by issuing such common or preferred stock in one or more classes or series, could adversely affect the voting power of the outstanding shares of Common Stock and discourage any attempt to gain control of the Company.

         The Certificate of Incorporation provides that the Company may prevent the transfer and/or call for redemption of shares of the Company (whether Common Stock or preferred stock) if more than 50% of the outstanding shares would be owned, directly or indirectly, by five or fewer individuals or if one person would own, directly or indirectly, more than 9.8% of the total outstanding shares (or such higher percentage as may be determined by the Board of Directors (the "Ownership Limit")). In addition, the Company may prevent such transfers and/or calls for redemption of such shares if the Board of Directors determines in good faith that the shares have or may become concentrated to an extent that may prevent the Company from qualifying as a REIT. The provisions authorizing the Company to prevent the transfer of shares is affected by a proposed amendment to the Certificate of Incorporation required by the New York Stock Exchange. See "Proposal to Amend the Company's Certificate of Incorporation-New York Stock Exchange Requirements." If, despite the restrictions noted above, any person acquires shares in excess of the Ownership Limit (applying certain constructive ownership provisions), the shares most recently acquired by such person in excess of the Ownership Limit will be automatically exchanged for an equal number of shares of Excess Stock. Holders of Excess Stock are not entitled to vote or to receive dividends or distributions and Excess Stock is not counted for quorum purposes. For a period of 120 days following the Company's first knowledge that the Excess Stock has been created, the Company has the right to acquire, acquire and sell, or cause the owner to sell, the Excess Stock. The price for the Excess Stock will be the lesser of the market price of the Class A Common Stock as of the date the Company or its designee acquired the Excess Stock or the price paid by the owner or, if no purchase price was paid, the market value of Class A Common Stock on the date of acquisition. Upon such transfer or sale, the Excess Stock will automatically convert to Class A Common Stock.

         In March 1994, the Company adopted a stockholder rights plan (the "Rights Plan"), declaring a dividend of one preferred share purchase right (the "Rights") for each outstanding share of Common Stock. Upon the earlier of the close of business of the tenth business day after the date the Company learns that a person or group (an "Acquiring Person") has acquired or obtained the right to acquire beneficial ownership of 10% or more of the outstanding Common Stock or the date designated by the Board of Directors following commencement of, or first public disclosure of an intent to commence, a tender or exchange offer for outstanding shares of Common Stock that could result in the offeror becoming the beneficial owner of 10% or more of the outstanding shares of Common Stock, each Right will become exercisable (other than by an Acquiring Person) for one one-hundredth of a share of preferred stock of the Company or may, at the election of the Board of Directors, be exchanged for shares of preferred stock or Common Stock. In the event the Company is acquired, each Right will represent the right to acquire shares of the acquiring or surviving corporation or other entity.

         Unless the certificate of incorporation provides otherwise, Delaware law permits stockholders to take action in lieu of a meeting if written consents are obtained from holders of shares sufficient to take such action at a meeting. The Company's Certificate of Incorporation provides that action by the stockholders in lieu of a meeting must be by unanimous written consent.

         The provisions in the Company's Certificate of Incorporation, the Rights Plan and the proposed amendment may tend to deter any unfriendly tender offers or other efforts to gain control of the Company and thereby deprive stockholders of opportunities to sell shares at higher-than-market prices. These provisions will also, however, tend to assure continuity of management and policies and encourage those seeking control of the Company to negotiate with management to reach terms acceptable to the Board of Directors. The Company is not currently aware of any effort to accumulate its securities or to gain control of the Company, nor is the proposed amendment to the Certificate of Incorporation recommended to block any such effort.

         As discussed above, the Company intends to implement the classified Board of Directors provision immediately following the effective filing of such amendment to the Company's Certificate of Incorporation.

NEW YORK STOCK EXCHANGE REQUIREMENTS

         On May 5, 1995, the Class A Common Stock was listed on the New York Stock Exchange. As a part of the listing process, the Company agreed to recommend for approval by the stockholders an amendment to its Certificate of Incorporation addressing settlement of transactions. The proposed amendment, new Article 17, reads as follows:

                 Nothing in this Certificate of Incorporation shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

         The purpose of the requirement is to protect the integrity of transactions effected through the New York Stock Exchange and confirm that none of the special provisions of the Certificate of Incorporation impairs or delays such transactions. This provision will prevent the Company from blocking or stopping transactions on the New York Stock Exchange, even where the Certificate of Incorporation would otherwise authorize it to do so because the purchase of shares in such transaction would endanger the Company's REIT qualification. To protect such qualification, the Company will be required to rely on alternative provisions of the Certificate of Incorporation that authorize the Company to redeem certain shares or require that certain shares be converted into Excess Stock. See "Proposal to Amend the Company's Certificate of Incorporation - Classified Board of Directors." The Company believes that the proposed amendment will not adversely affect the Company or the objectives contemplated by the Certificate of Incorporation. The Board of Directors, therefore, has proposed the amendment and recommends its adoption.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND
                  THE COMPANY'S CERTIFICATE OF INCORPORATION.



                    PROPOSAL TO AMEND THE COMPANY'S BY-LAWS

         The Company's By-Laws were originally adopted in anticipation of the Consolidation and at a time when the Company's business and properties were managed by the Management Company. The By-Laws also reflect the history of the Management Company (and its affiliates) as general partner of the limited partnerships that combined to create the Company in the Consolidation and the general restrictions placed on the activities of general partners in such circumstances. Many of these restrictions in turn reflect concerns over the absence of independent review of general partner activity and the lack of opportunities for limited partners to dispose of their investments if they become dissatisfied with the general partner's performance. In addition, number of existing By-Law provisions were designed to accomodate the California regulations in order that the Company, as an externally-advised, non-stock exchange listed company, could complete the Consolidation.

         As a consequence of these factors, the By-Laws contain a number of provisions designed to govern potential conflicts of interest between the Company and the Management Company and to place detailed structural limits on the activities and business affairs of the Company. By virtue of the Merger, the Management Company was merged with the Company and the Company has become self-managed and self-administered. Consequently, the Board of Directors believes that the underlying reasons for a number of the special provisions in the By-Laws are no longer persuasive. In addition, the Board of Directors believes that well-established principles of Delaware corporate law regarding the Board of Directors' responsibility to manage and supervise the business of the Company and regarding procedural and substantive fairness with respect to transactions involving conflicts of interest reduce the need for such By-Law restrictions and limitations. The Board of Directors has also noted that the Class A Common Stock has been trading on the Nasdaq National Market for more than one year and is now listed on the New York Stock Exchange. These trading markets have afforded former limited partners a measure of liquidity that they did not enjoy before the Consolidation. Moreover, many of the provisions designed to satisfy the California regulations are no longer required now that the Company's stock is listed on the New York Stock Exchange. The objective of such amendments is to place the Company in substantially the same position as other publicly held companies regarding corporate governance.

         Although the Merger has been completed, it is likely that there will continue to be transactions in which certain executive officers have financial interests. For example, Management Company shareholders are entitled to receive additional shares of Class A Common Stock based on (i) the extent to which, during the five-year period ending March 24, 2000, the Company realizes value as a result of certain transactions relating to interests in or assets of six limited partnerships acquired by the Company in the Merger and (ii) the value, at March 24, 2000 or in the event of a change in control, of any remaining interests in such partnerships as determined by independent appraisal. The Company's executive officers are all former shareholders of the Management Company and Mr. Barbo, in some cases, is directly or indirectly the general partner of such partnerships. Proposals to acquire assets from one or more of such partnerships would raise issues relating to conflicts of interest. See "Executive Compensation--Certain Relationships and Related Transactions." If the amendments to the By-Laws are approved, such potential conflicts of interest and transactions will be governed by the various continuing provisions of the By-Laws and by the principles of corporate governance under Delaware corporate law referred to above.

         A copy of the Amended and Restated By-Laws, as proposed to be amended, is attached to this Proxy Statement as Appendix A. The proposed changes are summarized below.

         Elimination of Stockholder Approval for Amendments. The By-Laws currently provide that a number of provisions may be amended only with the approval of a majority of the outstanding shares of each class of stock entitled to vote (currently Class A Common Stock and Class B Common Stock).
The sections covered by this provision include Sections 3.2 and 3.4 (as they relate to the Independent Directors calling meetings of stockholders), Section
3.7.3 (relating to
a written statement required to be furnished to stockholders in connection with distributions), Sections 4.2 and 4.15 (as they relate to the independent directors being a majority of the Board of Directors), Section 7.5 (relating to transfers of shares jeopardizing the status of the Company as a REIT), Section
8.2 (relating to the timing and content of the annual report to stockholders),
Section 12.1.2 (relating to the Company's treatment as a REIT), Sections 12.5, 12.6, 12.7 and 12.8 (relating to investment policy and restrictions) and the definitions in Section 1, to the extent that such definitions are to be used in any of the sections referred to above.

         Adoption of the amendments to the By-Laws would permit the Board of Directors to amend any of the foregoing sections in the future without action by the stockholders, although the stockholders would retain the right to amend or alter the By-Laws at any time. Except as set forth below, the Board of Directors does not have any present plans or intentions to amend the provisions of the By-Laws discussed above. Specifically, the Board of Directors does not have any present intention to change matters relating to Independent Directors, continuation of the Company as a REIT or providing the stockholders with an explanatory statement in connection with distributions.

         While management and the Board of Directors believe that the policies set forth in Article 12 of the By-Laws in large part remain the policies of the Company and reflect the current views of the Board of Directors, they nevertheless believe that it is desirable to give the Board additional amendment flexibility in order to eliminate the possibility that such provisions might restrict the ability of the Board to authorize activities that it determines to be in the interests of the Company. The Company currently has the visibility, and its stockholders have the market liquidity, afforded by a New York Stock Exchange-listed company. The Company regularly sets forth in its reports to investors its investment policies and goals, and information concerning its capital raising (including borrowing) and other significant activities, and is subject to the rules of the SEC relating to release of public information concerning significant events, including any changes in its investment policies. Accordingly, significant changes in investment policies or restrictions contained in Article 12 would be promptly disclosed in a news release or other filing available to investors, and any stockholders concerned about such a change would have the ability promptly to sell his shares through the facilities of the Stock Exchange.

          Purchases of Property From an Interested Party. Section 12.6(b) of the By-Laws presently includes provisions that, with respect to purchases of property from an Interested Party (as defined in the By-Laws) (i) require that the purchase price of such property be no greater than the cost of the selling party unless the Directors have determined that there is substantial justification for such excess and such excess is not unreasonable in amount and
(ii) prohibit the Company from acquiring such property if the purchase price to be paid is in excess of its fair market value as determined by an independent appraiser. The proposed amendments delete both provisions because the Board of Directors believes that they are unnecessary in light of other requirements of
Section 12.6(b) that require the Independent Directors to find that the terms of the transaction are fair and reasonable in any event. The Board of Directors also believes that the specific limitations are unduly restrictive in view of cyclical fluctuations in real estate values and the need for the Company to respond effectively to property acquisition opportunities. The appropriate purchase price for real property may depend on a variety of factors, including strategic considerations (such as location in relation to other Company properties), timing of the purchase in relation to cycles in real estate values and the presence of competitive buyers bidding for the property. In some circumstances, where comparable transactions for self-storage properties are few, real estate appraisals may not be cost effective.
Moreover, it is unclear that the provision is limited to real estate properties and "appraisals" may not be available or appropriate for other types of properties. Under many circumstances, therefore, appraised value may not be the appropriate measure of value to the Company, but the requirement would nevertheless preclude the Company realistically from acquiring the property. The Board of Directors believes that it should be able to use other generally accepted methods of valuation in such transactions, such as evaluating market data directly or relying on such other forms of independent evaluations as fairness opinions.

         Section 12.6(b) presently contains general restrictions designed to protect the interests of the Company and its stockholders in cases where property is acquired from Interested Parties. Specifically, no such transaction may occur unless, after disclosure to the Board of Directors of the Interested Party's interest in the proposed transaction, a majority of directors not otherwise interested in such transaction (including a majority of the Independent Directors) has determined that the property is being offered to the Company on fair and reasonable terms. In addition, under Section 12.6(e), in approving any transaction with an Interested Party, the Board of Directors must make a determination that the transaction is fair, competitive and commercially reasonable and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties. Such transactions will also be subject to the requirements of Delaware corporate law described above.

         Appraisal Requirement for Mortgage Loans. Section 12.5(c)(i) presently requires that the Company obtain an appraisal of the underlying property securing any mortgage loan made by the Company, provided that such appraisal is not necessary in the purchase of mortgage loans from a third party if the Company's management has made certain findings. This section has been amended to provide that obtaining appraisals in connection with mortgage loans will be governed by the same standards that govern the direct acquisition of properties as set forth in Section 12.2, which permits the Board of Directors to decide whether to rely on market data otherwise available to it or to require an appraisal.

         Requirements Relating to Stock Option Plans. Section 12.5(i) presently contains a number of detailed restrictions affecting stock option plans, including a restriction to the effect that options may not be granted to nonemployees or granted at prices below fair market value. The Board of Directors believes that the specific terms of stock option plans should be established independent of detailed requirements contained in the By-Laws because employee compensation and incentive needs change over time and the Company should be able to respond quickly to such needs. Many of the By-Law requirements relate to tax requirements for incentive stock options. This creates the potential problem that if the Internal Revenue Service (the "IRS") changes its regulations, the Company would have to amend the By-Laws to match the new IRS regulations. Because these regulations must be complied with even in the absence of a By-Law provision, including these specific requirements in the By-Laws is not necessary. In addition, in most instances the Internal Revenue Code of 1986, as amended, (the "Code"), and the federal securities laws provide strong incentives for the Company to submit stock option plans for approval by the stockholders. For example, both the 1995 Incentive Plan and the amendments to the Director Plan are submitted to a vote of the stockholders at the 1995 Annual Meeting. The amended By-Laws, therefore, delete all specific requirements for stock option plans except the requirement that outstanding options may not exceed more than 10% of the Company's outstanding stock.

         Annual Report to Stockholders. Section 8.2 of the By-Laws currently requires that the Company send an annual report to its stockholders within 120 days of its fiscal year-end. It also requires that the annual report include a variety of specific information, including the ratio of the costs of raising capital during the period to the capital raised, a disclosure of transactions involving the Company and its directors and their affiliates and comments from the Independent Directors on the fairness of such transactions. The Board of Directors believes that these specific requirements largely duplicate the requirements of the proxy rules and other requirements under the federal securities laws and therefore can be deleted without affecting information available to stockholders.

         As indicated above, the Board of Directors does not currently contemplate any other changes to the By-Laws that presently require approval of the stockholders. If the proposed amendments to the By-Laws are adopted by the stockholders, however, such changes could be made in the future if, in the judgment of the Board of Directors, conditions warrant.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APROVAL OF THE PROPOSAL TO AMEND
                            THE COMPANY'S BY-LAWS.

                  PROPOSAL TO APPROVE THE 1995 INCENTIVE PLAN

         In July 1993, the Company adopted the 1993 Plan, which was amended and restated in March 1995, pursuant to which it has reserved up to 5,000,000 shares of Class A Common Stock for issuance upon exercise of options granted thereunder. On June 2, 1995, there were outstanding options to purchase 186,500 shares, of which options to purchase 98,000 shares were held by five executive officers and options to purchase 88,500 shares were held by 33 employees. On June 2, 1995, there were approximately 600 full-time employees of the Company The closing price of a share of Class A Common Stock on that date, as reported in The Wall Street Journal for the NYSE--Composite Transactions, was $___________.

         The 1995 Incentive Plan was adopted by the Company's Board of Directors on May 9, 1995, subject to approval by the Company's stockholders at the 1995 Annual Meeting. The 1995 Incentive Plan is the successor to the existing 1993 Plan. Upon approval by the stockholders, the 1995 Incentive Plan will supersede the 1993 Plan and no further grants will be made under the 1993 Plan. A copy of the 1995 Incentive Plan is attached to this Proxy Statement as Appendix B. The following description of the 1995 Incentive Plan is a summary and does not purport to be fully descriptive. Reference is made to Appendix B for more detailed information.

INTRODUCTION

         The purpose of the 1995 Incentive Plan is to enhance the long-term profitability and stockholder value of the Company by offering incentives and rewards to those employees, consultants and agents of the Company and its subsidiaries who are key to the Company's growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company.

         The following are certain of the most significant differences between the 1995 Incentive Plan and the 1993 Plan:

         (a) In addition to options as authorized under the 1993 Plan, the 1995 Incentive Plan provides for stock appreciation rights, stock awards (including restricted stock), performance awards, other stock-based awards and dividend equivalent rights.

         (b) The 1995 Incentive Plan requires mandatory acceleration in the event of certain mergers and consolidations or a sale of substantially all the assets or a liquidation of the Company, except where such awards are assumed or replaced in the transaction.

         (c) The 1995 Incentive Plan permits the plan administrator to authorize loans, loan guarantees or installment payments to assist award recipients in acquiring shares pursuant to awards and contains certain limitations imposed by recent tax legislation.

         (d) The 1995 Incentive Plan allows for grants to consultants and agents, as well as officers and key employees of the Company.

AWARDS

         The 1995 Incentive Plan provides for grants of stock options, stock appreciation rights, stock awards (including restricted stock), performance awards, other stock-based awards and dividend equivalent rights. Awards may be made singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company or in substitution for, or by the assumption of, awards issued under plans of an acquired entity.

         Stock Subject to the 1995 Incentive Plan. For each calendar year from and including 1995 through July 26, 2000, the number of shares of Class A Common Stock that shall become authorized for issuance under the 1995 Incentive Plan (the "authorized shares") shall be 2% of the Company's outstanding Class A Common Stock (determined as the number of shares used by the Company to calculate fully diluted earnings per share as reported in the annual report for the preceding year). In addition, shares authorized for issuance in any previous year but not actually issued will be added to the number of shares that become authorized for issuance in any current year. No further awards will be made under the 1993 Plan. No more than 610,000 shares may be issued as stock awards (including restricted stock) or other stock-based awards under the 1995 Incentive Plan. Shares issued pursuant to the 1995 Incentive Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

         Subject to adjustment from time to time as provided in the 1995 Incentive Plan, not more than 200,000 shares of Class A Common Stock may be subject to awards under the 1995 Incentive Plan to any participant in the aggregate over the term of the 1995 Incentive Plan, to the extent required for compliance with certain provisions of Section 162(m) of the Code, which precludes the Company from taking a tax deduction for compensation payments to executives in excess of $1 million, unless such payments qualify for the "performance-based" exemption from the $1 million limitation.

         Any shares of Class A Common Stock that have been made subject to an award that cease to be subject to the award (other than by reason of exercise or payment of the award to the extent it is exercised for or settled in shares), including, without limitation, in connection with the expiration, surrender, cancellation or termination of an award, will be available for issuance in connection with future grants of awards under the 1995 Incentive Plan.

         Eligibility to Receive Awards. Awards may be granted under the 1995 Incentive Plan to those officers and key employees (including directors who are also employees) of the Company and its subsidiaries as the plan administrator from time to time selects. Awards may also be made to consultants and agents who provide services to the Company and its subsidiaries.

         Terms and Conditions of Stock Option Grants. Options granted under the 1995 Incentive Plan may be "incentive stock options" (as defined in Section 422 of the Code) or "nonqualified stock options." The option price for each option granted under the 1995 Incentive Plan will be determined by the plan administrator, but will be not less than 100% of the Class A Common Stock's fair market value on the date of grant with respect to incentive stock options and not less than 85% of fair market value with respect to nonqualified stock options. For purposes of the 1995 Incentive Plan, "fair market value" means the average of the high and low per share trading prices for the Class A Common Stock as reported in The Wall Street Journal for the NYSE--Composite Transactions for a single trading day.

         The exercise price for shares purchased under options must be paid in cash, except that the plan administrator may authorize payment in cash and/or already-owned Class A Common Stock, a promissory note, delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, or such other consideration as the plan administrator may specify. The optionee must pay to the Company applicable withholding taxes upon exercise of the option as a condition to receiving the stock certificates. The withholding tax may be paid in cash or by the withholding or delivery of Common Stock.

         The option term will be fixed by the plan administrator. Each option will be exercisable pursuant to a vesting schedule determined by the plan administrator. If not so established, options generally will vest 20% per year beginning one year after the date of grant. The plan administrator will also determine the circumstances under which an option will be exercisable in the event the optionee ceases to provide services to the Company or one of its subsidiaries. If not so established, options generally will be exercisable for three years after termination of services as a result of retirement, early retirement at the Company's request, disability or death and for three months after all other terminations. An option will not be exercisable if the optionee's services are terminated for cause, as defined in the 1995 Incentive Plan.

         Stock Appreciation Rights. A stock appreciation right gives its holder the right to receive an appreciation distribution from the Company equal to the difference between the value of the Class A Common Stock subject to the right at the time of exercise and the exercise price of the right. For stock appreciation rights granted in tandem with options, the exercise price will be the same as the option exercise price. For other stock appreciation rights, the exercise price will be as determined by the plan administrator, but will not be less than 85% of the fair market value of the Class A Common Stock on the date the right was granted. The appreciation distribution will be paid in shares of Class A Common Stock or cash or any combination of shares and cash, as the plan administrator may determine. Unless otherwise provided by the plan administrator, the provisions of the 1995 Incentive Plan regarding exercisability of options after the termination of a holder's services shall apply equally, to the extent applicable, to stock appreciation rights.

         Stock Awards. The plan administrator is authorized to make awards of Class A Common Stock to participants on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise), as the plan administrator may determine. Restrictions may include repurchase or forfeiture rights in favor of the Company.

         Performance Awards. Performance awards may be denominated in cash, shares of Common Stock or any combination thereof. The plan administrator is authorized to determine the nature, length and starting date of the performance period for each performance award and the performance objectives to be used in valuing performance awards and determining the extent to which such performance awards have been earned. Performance objectives and other terms may vary from participant to participant and between groups of participants. Performance objectives may include, but shall not be limited to, profits, profit growth, profit-related return ratios, cash flow, total stockholder return, funds from operations, customer service, employee satisfaction or performance against budget, whether applicable to the Company or any relevant subsidiary or business unit, comparisons with competitor companies or groups and with stock market indices, or any combination thereof, as the plan administrator may deem appropriate. The plan administrator will determine for each performance award the range of dollar values or number of shares of Class A Common Stock, or a combination thereof, to be received by the holder at the end of the performance period if and to the extent that the relevant measures of performance for the performance awards are met. The earned portion of a performance award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the plan administrator.

         The plan administrator may adjust the performance goals and measurements applicable to performance awards to take into account changes in law and accounting and tax rules and to make such adjustments as the plan administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances. The plan administrator also may adjust the performance goals and measurements applicable to performance awards and thereby reduce the amount to be received by any holder pursuant to such awards if and to the extent that the plan administrator deems it appropriate.

         The plan administrator will determine the circumstances under which a performance award will be payable if a holder ceases to provide services to the Company. If not so established, a pro rata payment will be made at the end of the performance period if the termination of services is a result of retirement, early retirement at the Company's request, disability or death. A termination of services for any other reasons will result in forfeiture of the performance award unless otherwise determined by the plan administrator.

         Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the 1995 Incentive Plan pursuant to which shares of Class A Common Stock are or may in the future be acquired, or awards denominated in stock units, including awards valued using measures other than market value. Such other stock-based awards may be granted alone or in addition to or in tandem with any award of any type granted under the 1995 Incentive Plan and must be consistent with the 1995 Incentive Plan's purpose.

         Dividend Equivalent Rights. The plan administrator may grant dividend equivalent rights that entitle the holder to be credited with an amount equal to the cash or stock dividends or other distributions that would have been paid on a specified number of shares of Class A Common Stock covered by such award had such covered shares been issued and outstanding on a dividend record date. The plan administrator may establish such rules and procedures governing the crediting of dividend equivalent rights, including the timing, form of payment and payment contingencies, as it deems are appropriate or necessary.

         Loans, Loan Guarantees and Installment Payments. To assist a holder (including a holder who is an officer or director of the Company) in acquiring shares of Class A Common Stock pursuant to an award granted under the 1995 Incentive Plan, the plan administrator may authorize (a) the extension of a loan to the holder by the Company, (b) the payment by the holder of the purchase price, if any, of the Class A Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the grantee from a third party. The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, will be subject to the plan administrator's discretion, and may be granted with or without security.

         Transferability. No option, stock appreciation right, performance award, other stock-based award or dividend equivalent right will be assignable or otherwise transferable by the holder other than by will or the laws of descent and distribution and, during the holder's lifetime, may be exercised only by the holder, except, in the plan administrator's sole discretion, to the extent permitted by Rule 16b-3 under the Exchange Act or Section 422 of the Code.

         Adjustment of Shares. In the event of any changes in the outstanding stock of the Company by reason of stock dividends, stock splits, spinoffs, combinations or exchanges of shares, recapitalizations, mergers, consolidations, distributions to stockholders other than a normal cash dividend, or other changes in the Company's corporate or capital structure, the plan administrator, in its sole discretion, shall make any equitable adjustments as it deems appropriate in (a) the maximum number of and class of securities subject to the 1995 Incentive Plan, (b) the maximum number and class of securities that may be made subject to awards to any participant, and (c) the number and class of securities that are subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

         Corporate Transaction. In the event of certain mergers or consolidations or a sale of substantially all the assets or a liquidation of the Company, each option, stock appreciation right or stock award that is at the time outstanding will automatically accelerate so that each such award shall, immediately prior to such corporate transaction, become 100% vested, except that such award will not so accelerate if and to the extent: (a) such award is, in connection with the corporate transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation or its parent corporation or (b) such award is to be replaced with a cash incentive program of the successor corporation that preserves the spread existing at the time of the corporate transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such award. Any such awards that are assumed or replaced in the corporate transaction and do not otherwise accelerate at that time shall be accelerated in the event the holder's employment or services should subsequently terminate within two years following such corporate transaction, unless such employment or services are terminated by the Company for cause or by the holder voluntarily without good reason.

         Further Adjustment of Awards. The plan administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the plan administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to holders, with respect to awards. Such authorized action may include, but is not limited to, establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements and other modifications, and the plan administrator may take such actions with respect to all holders, to certain categories of holders or only to individual holders. The plan administrator may take such actions before or after granting awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

         Administration. The 1995 Incentive Plan will be administered by the Committee, except to the extent the Board of Directors appoints another committee or committees consisting of one or more members of the Board of Directors. The Board of Directors may delegate the responsibility for administering the 1995 Incentive Plan with respect to designated classes of eligible participants to different committees, subject to such limitations as the Board of Directors deems appropriate. Committee members will serve for such term as the Board of Directors may determine, subject to removal by the Board of Directors at any time. The composition of any committee responsible for administering the 1995 Incentive Plan with respect to officers and directors of the Company who are subject to Section 16 of the Exchange Act with respect to securities of the Company will comply with the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, or any successor provision.

         Amendment and Termination. The 1995 Incentive Plan may be terminated, modified or amended by the stockholders of the Company. The Board of Directors may also terminate the 1995 Incentive Plan, or modify or amend it, subject to stockholder approval in certain instances, as set forth in the 1995 Incentive Plan. No awards may be granted under the 1995 Plan after June 26, 2000.

FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax consequences to the Company and to any person granted an award under the 1995 Incentive Plan under the existing applicable provisions of the Code and the regulations thereunder are substantially as follows. Under present law and regulations, no income will be recognized by a participant upon the grant of stock options, stock appreciation rights, other stock- based awards or performance awards.

         Upon the exercise of a nonqualified stock option, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the option price. Upon a later sale of those shares, the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the option price), and the shares' holding period will begin on the day after the exercise date.

         If the optionee uses already-owned shares to exercise an option in whole or in part, the transaction will not be considered to be a taxable disposition of the already-owned shares. The optionee's tax basis and holding period of the already-owned shares will be carried over to the equivalent number of shares received upon exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the exercise date (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the day after the exercise date.

         The same rules apply to an incentive stock option that is exercised more than three months after the optionee's termination of employment (or more than 12 months thereafter in the case of permanent and total disability, as defined in the Code).

         Upon the exercise of an incentive stock option during employment or within three months after the optionee's termination of employment (12 months in the case of permanent and total disability, as defined in the Code), for regular tax purposes the optionee will recognize no income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time as if the option were a nonqualified stock option) and no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option. If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the option and (b) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option price will be taxed to the optionee as a long- term capital gain or loss. If the shares are disposed of before such holding period requirements are satisfied, then the optionee will recognize taxable ordinary income in the year of disposition in an amount equal to the excess, on the date of exercise of the option, of the fair market value of the shares received over the option price paid (or generally, if less, the excess of the amount realized on the sale of the shares over the option price), and the optionee will have capital gain or loss, long-term or short-term, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon that disposition of the shares and (ii) the option price paid by the optionee increased by the amount of ordinary income, if any, so recognized by the optionee.

         Upon payment to a participant in settlement of a stock option or pursuant to the exercise of stock appreciation rights or pursuant to another stock-based award or a performance award, the participant will recognize taxable ordinary income in an amount equal to the cash and the fair market value of the Class A Common Stock received.

         Special rules apply to a director or officer subject to liability under Section 16(b) of the Exchange Act.

         In all the foregoing cases the Company will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income, subject to the following limitations. Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the other four most highly compensated executive officers. Certain performance- based compensation is not subject to the limitation on deductibility. Options and stock appreciation rights can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for any period is stated, and stockholder and Board of Directors' approval is obtained. Restricted stock grants and performance awards under the 1995 Incentive Plan will not satisfy the performance-based criteria. The option and stock appreciation right portions of the 1995 Incentive Plan have been drafted to allow compliance with those performance-based criteria.

NEW PLAN BENEFITS

         Since awards under the 1995 Incentive Plan will be discretionary, awards thereunder for the current fiscal year are not presently determinable. For purposes of comparison, the following table contains information about awards made and benefits received from January 1, 1995 through June 2, 1995 under the 1993 Plan to the named executive officers and the groups indicated. No stock options have been exercised to date. Approximately 39 persons have received awards in 1995 under the 1993 Plan; it is not anticipated that the total number of persons receiving awards in 1995 under the 1995 Incentive Plan would be substantially greater. No nonemployee nominee for election as a director received awards under the 1993 Plan in 1995.

                        BENEFITS UNDER 1993 PLAN IN 1995

                                                         NUMBER OF SHARES OF
                                                        CLASS A COMMON STOCK      AVERAGE EXERCISE PRICE
                         NAME                            UNDERLYING OPTIONS         OF OPTIONS GRANTED
                      ----------                        --------------------      ----------------------
 Charles K. Barbo  . . . . . . . . . . . . . .                 30,000                     $23.00
 Harrell L. Beck . . . . . . . . . . . . . . .                 15,000                     $20.75
 Michael Rowe  . . . . . . . . . . . . . . . .                 15,000                     $20.75
 David K. Grant  . . . . . . . . . . . . . . .                 15,000                     $20.75
 Kristin H. Stred  . . . . . . . . . . . . . .                 15,000                     $20.75
 All executive officers as a group . . . . . .                 90,000                     $21.50
 All other employees (including
     all officers who are not
     executive officers) as a group  . . . . .                 88,500                     $23.00

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1995 INCENTIVE
                                     PLAN.

       PROPOSAL TO AMEND THE STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

         In July 1993, the Company adopted the Director Plan and reserved 20,000 shares of Class A Common Stock for issuance on exercise of options thereunder. The Director Plan provides for the automatic grant of options to purchase 400 shares at the time a person becomes a director and annually on the day following the Company's annual meeting of stockholders.

         The purposes of the Director Plan are to attract and retain the services of experienced and knowledgeable nonemployee directors of the Company and to provide an incentive for such directors to increase their proprietary interest in the Company's long-term success and progress. The Company believes that the existing automatic grant structure is inadequate to achieve these objectives and is proposing that automatic grants be increased to 3,000 shares and that the number of shares reserved for the Director Plan be increased to 200,000 shares, subject to adjustment in the event of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, split-ups, split-offs, spinoffs or other similar changes in capitalization. In addition, the term of options granted under the Director Plan has been increased from five years to 10 years.

         A copy of the Director Plan as proposed to be amended is attached to this Proxy Statement as Appendix C. Elected or appointed members of the Board of Directors who are not otherwise employees of the Company or any parent or subsidiary corporation (each, an "Eligible Director") may participate in the Director Plan.

         Administration. The administrator of the Director Plan (the "Director Plan Administrator") is the Company's Board of Directors. Subject to the terms of the Director Plan, the Director Plan Administrator has the power to construe the provisions of the Director Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Director Plan as it may deem desirable.

         Term and Vesting. Options vest at the next annual meeting of stockholders following grant. Options expire on the earlier of 10 years from the date of grant or one year after an Eligible Director's termination of service as a director.

         Option Exercise Price. The option exercise price for an option granted under the Director Plan is the fair market value of the shares at the time the option is granted. For purposes of the Director Plan, "fair market value" is the closing price on the New York Stock Exchange on the day prior to the date of grant or, in the case of the initial grants under the Director Plan, the average price on the Nasdaq National Market for the 30 business days immediately after the start of trading of the Class A Common Stock.

         Amendment and Termination. The Board of Directors may amend, terminate or suspend the Director Plan at any time, provided that no such amendment shall be made without the approval of the Company's stockholders, if such approval is required to comply with Rule 16b-3 under the Exchange Act.

         Term. The Director Plan shall continue in effect until it is terminated by action of the Board of Directors or the Company's stockholders, but such termination shall not affect the then-outstanding terms of any options.

         Tax Consequences. The federal income tax consequences to the Company and the Eligible Directors of the grant and exercise of options granted under the Director Plan are the same as those applicable to employees receiving nonqualified stock options under the 1995 Incentive Plan. See "Proposal to Approve the 1995 Incentive Plan--Federal Income Tax Consequences."

         Plan Benefits. Each of the three Eligible Directors who may continue in office after the 1995 Annual Meeting (Messrs. Lusk, Smith and Kourkoumelis) has received an initial grant of nonqualified stock options to purchase 400 shares and 3,000 shares of Class A Common Stock on March 9, 1994 and May 9, 1995, respectively. The exercise prices are $23.07 per share and $23.88 per share, respectively, the fair market values per share on those dates.

         Each Eligible Director who is elected at the 1995 Annual Meeting or at an annual meeting of stockholders thereafter shall automatically receive an option grant to purchase 3,000 shares of Class A Common Stock on the day after such annual meeting. Each Eligible Director who is appointed or elected other than at an annual meeting of stockholders shall, on the day of such appointment or election, automatically receive an option grant to purchase 3,000 shares.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                    PROPOSAL TO AMEND THE DIRECTOR PLAN.

                              INDEPENDENT AUDITORS

         Deloitte & Touche LLP, which audited the Company's accounts for the last fiscal year, has been selected to continue as the Company's independent auditor for the current fiscal year. Representatives of Deloitte & Touche LLP are expected to attend the 1995 Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

                            SOLICITATION OF PROXIES

         The proxy card accompanying this Proxy Statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. D.F. King & Co., Inc. may solicit proxies at an approximate cost of $____, plus reasonable expenses. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will reimburse persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All the costs of soliciting proxies will be paid by the Company.

                                 OTHER MATTERS

         The Company knows of no other matters that are likely to be brought before the 1995 Annual Meeting. If, however, other matters not now known or determined come before the 1995 Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their judgment in such matters.

                           PROPOSALS OF STOCKHOLDERS

         Proposals of stockholders to be considered for inclusion in the Proxy Statement and proxy card for the Company's 1996 Annual Meeting of Stockholders must be received by the Secretary of the Company by February 1, 1995.

                                 ANNUAL REPORT

         A copy of the Company's 1994 Annual Report is being mailed with this Proxy Statement to each stockholder of record. Additional copies of such annual report may be obtained without charge by writing or calling Investor Relations at (800) 955-2235.

                                       By Order of the Board of Directors



                                       Kristin H. Stred
                                       Secretary
Seattle, Washington
June 14, 1995

                                                                      APPENDIX A





                              AMENDED AND RESTATED

                                    BY-LAWS

                                       OF

                         SHURGARD STORAGE CENTERS, INC.












Effective on July 26, 1995

                              AMENDED AND RESTATED
                                    BY-LAWS
                                       OF
                         SHURGARD STORAGE CENTERS, INC.

                            SECTION 1.  DEFINITIONS

         Whenever used in these By-Laws, unless the context otherwise requires, the terms defined in this Section 1 shall have the following respective meanings:

         "ADJUSTED NET WORTH" means the amount obtained by subtracting the Corporation's total liabilities from its total assets as adjusted. The Corporation shall reduce its total assets by such reasonable reserves as the Board shall determine but shall not take into account depreciation or amortization. Except as otherwise stated herein, the Corporation's total assets and total liabilities shall be as shown on the Corporation's books, which shall be prepared in accordance with generally accepted accounting principles.

         "AFFILIATE" of a Person means (a) any other Person directly or indirectly controlling, controlled by or under common control with such Person,
(b) any other Person owning or controlling ten percent (10%) or more of the outstanding voting securities of such Person, (c) any officer, Director or partner of such Person, and (d) if such Person is an officer, Director or partner, any company for which such Person acts as an officer, Director or partner.

         "ANCILLARY SERVICES" means any business activity rendered in connection with, or incidental to, the Corporation's primary activity of leasing its properties, generating revenues for the Corporation that would be treated by the IRS as Nonqualifying Income, including, but not limited to, the sale of goods and services to its tenants or others.

         "ASSET COVERAGE" means the ratio (expressed as a percentage) which the value of the Corporation's total assets, less all liabilities and indebtedness, except indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of the Corporation.

         "BOARD" means the Board of Directors of the Corporation, as constituted from time to time.

         "BY-LAWS" means the By-Laws of the Corporation, as in effect from time to time.

         "CHAIRMAN OF THE BOARD" shall have the meaning assigned to such term in Sections 5.1 and 5.6 hereof.

         "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time.

         "COMMON STOCK" means the Class A Common Stock of the Corporation, par value $.001 per share, the Class B Common Stock of the Corporation, par value $.001 per share, and the Excess Stock of the Corporation, par value $.001 per share.

         "CONSOLIDATION" means the acquisition by the Corporation of substantially all of the assets of each of the Partnerships, which was effective on March 1, 1994.

         "CORPORATION" means Shurgard Storage Centers, Inc., a Delaware corporation.

         "DIRECTORS" means the directors of the Board.

         "INDEBTEDNESS" of the Corporation means, as of the date the amount thereof is to be determined, any and all amounts due on financial obligations of the Corporation evidencing its obligations to repay funds borrowed to finance the business and affairs of the Corporation, including, but not limited to, the outstanding principal balance, accrued but unpaid interest, late fees and penalties, or other obligations, due under any of the Corporation's debt securities, commercial paper, notes, debentures, bonds, promissory notes, revolving lines of credit, and credit and loan agreements. Indebtedness is limited to amounts borrowed by the Corporation and does not include other liabilities, such as accounts payable, lease obligations, liabilities and claims incurred in the conduct of the Corporation's business, or the liabilities of other companies or entities in which the Corporation may have invested. In addition, "Indebtedness" includes any amounts borrowed by any wholly owned subsidiaries of the Corporation.

         "INDEBTEDNESS RESTRICTION" means the restriction placed upon the Corporation's authority to borrow funds set forth in Section 12.7 hereof.

         "INDEPENDENT DIRECTORS" means Directors who do not perform services for the Corporation, except as Directors.

         "INTERESTED PARTY" of the Corporation means a Director, an officer, any Person owning or controlling ten percent (10%) or more of any class of outstanding voting securities of the Corporation, or any Affiliate of any of the aforementioned Persons, and, to the extent that any such Person proposes to enter into a transaction with the Corporation, such transaction is subject to the restrictions set forth in Section 12.6 hereof.

         "IRS" means the Internal Revenue Service.

         "MORTGAGE LOANS" means notes, debentures, bonds and other evidences of indebtedness or obligations that are secured or collateralized by interests in real property.

         "NONQUALIFYING INCOME" means income not described in Section 856(c)(2) of the Code, or any successor provision.

         "OTHER SHURGARD PROGRAMS" means the real estate programs (other than the Partnerships), whether organized as joint ventures, general partnerships, limited partnerships or otherwise, which were organized by Shurgard or any of the general partners of the Partnerships, and whose assets were managed by Shurgard as of the date the Corporation was organized.

         "OWN," "OWNER" or "OWNERSHIP" means a Person considered to "own" Shares if such Person is treated as an owner of such Shares for purposes of the REIT Provisions of the Code, including ownership provisions of Code Sections 542 and 544 (all as in effect from time to time).

         "PARTNERSHIPS" means Shurgard Mini-Storage Limited Partnership I, a Washington limited partnership; Shurgard Income Properties II, a Washington limited partnership; Shurgard Income Properties III, A Real Estate Limited Partnership, a Washington limited partnership; Shurgard Income

Properties IV, A Real Estate Limited Partnership, a Washington limited partnership; Shurgard Income Properties V, A Real Estate Limited Partnership, a Washington limited partnership; Shurgard Income Properties VI, A Real Estate Limited Partnership, a Washington limited partnership; Shurgard Income Properties VII, A Real Estate Limited Partnership, a Washington limited partnership; Shurgard Income Properties VIII, A Real Estate Limited Partnership, a Washington limited partnership; Shurgard Income Properties IX, A Real Estate Limited Partnership, a Washington limited partnership; Shurgard Income Properties X, A Real Estate Limited Partnership, a Washington limited partnership; Shurgard Income Properties XI, A Real Estate Limited Partnership, a Washington limited partnership; Shurgard Income Properties XII, A Real Estate Limited Partnership, a Washington limited partnership; Shurgard Income Properties - Fund 14 Limited Partnership, a Delaware limited partnership; Shurgard Growth Capital - Fund 15 Limited Partnership, a Delaware limited partnership; Shurgard Income Properties - Fund 16 Limited Partnership, a Delaware limited partnership; Shurgard Growth Capital - Fund 17 Limited Partnership, a Delaware limited partnership; and Shurgard Income Properties - Fund 18 Limited Partnership, a Delaware limited partnership. References to a "Partnership" shall be understood to refer to any of the Partnerships.

         "PERSON" means an individual, a corporation, limited partnership, general partnership, joint stock company or an association, a joint venture, trust, bank, trust company, land trust, business trust or an estate, or any other entity and governmental agency and any political subdivision thereof.

         "PREFERRED STOCK" means the shares of any series or any class of any series of Preferred Stock authorized and created by the Board in accordance with the terms and provisions of the Certificate of Incorporation of the Corporation and the Delaware General Corporation Law.

         "PRESIDENT" shall have the meaning assigned to such term in Sections
5.1 and 5.7 hereof.

         "REIT" means a real estate investment trust as defined in Sections 856 to 860 of the Code.

         "REIT PROVISIONS OF THE CODE" means Part II, Subchapter M of Chapter 1 of the Code, as now enacted or hereafter amended, or successor statutes, relating to REITs.

         "SECRETARY" shall have the meaning assigned to such term in Sections
5.1 and 5.9 hereof.

         "SECURITIES" means any instruments commonly known as "securities," including stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares or participations, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

         "SHARES" means the Corporation's shares of stock, whether Common Stock or Preferred Stock.

         "SHURGARD" means Shurgard Incorporated, a Washington corporation.

         "STOCKHOLDER" means a holder of the Shares of the Corporation's stock, whether Common Stock or Preferred Stock.

         "SUBSIDIARY" of a Person means an Affiliate controlled by such Person directly or indirectly, through one or more intermediaries.

         "TOTAL ASSETS" of the Corporation means, as of the date the amount thereof is to be determined, the greater of (a) the Corporation's total assets computed in accordance with generally accepted accounting principles, consistently applied (and which would be reflected on the Corporation's balance sheet if such balance sheet were prepared as of such date), plus all accumulated depreciation as of such date, and (b) the fair market value of the Corporation's assets determined in accordance with guidelines established by the Board, consistently applied. Notwithstanding the foregoing, the Board may change the guidelines established for computing the fair market value of its assets, pursuant to clause (b) of the preceding sentence, if such change is made in good faith and not for the purpose of circumventing the restrictions contained in the Indebtedness Restriction, and if applied retroactively would not have prohibited the Corporation from borrowing any funds at the time such funds were actually borrowed by the Corporation.

         "TREASURER" shall have the meaning assigned to such term in Sections
5.1 and 5.10 hereof.

         "UNIMPROVED REAL PROPERTY" means the property of a REIT which has the following three (3) characteristics: (a) an equity interest in property which was not acquired for the purpose of producing rental or other operating income,
(b) no development or construction is in progress on such land, and (c) no development or construction on such land is planned in good faith to commence within one (1) year of the property's acquisition by the Corporation or within one (1) year of the Corporation's receipt of all necessary permits, licenses and approvals to proceed with development or construction, provided that the Corporation in good faith, following the acquisition of the land, proceeds to apply for and pursue the issuance of all permits, licenses and approvals as may be necessary, prudent or advisable for the development and or construction planned for the land.

         "VICE PRESIDENT" shall have the meaning assigned to such term in Sections 5.1 and 5.8 hereof.

                              SECTION 2.  OFFICES

         The principal office of the Corporation shall be located at its principal place of business or such other place as the Board may designate.
The Corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the Corporation may require from time to time.

                            SECTION 3.  STOCKHOLDERS

3.1      ANNUAL MEETING

         The annual meeting of the Stockholders shall be held the second Tuesday in May in each year commencing in 1995 at the principal office of the Corporation or such other place designated by the Board for the purpose of electing Directors and transacting such other business as may properly come before the meeting. If the day fixed for the annual meeting is a legal holiday at the place of the meeting, the meeting shall be held on the next succeeding business day. At any time prior to the commencement of the annual meeting, the Board may postpone the annual meeting for a period of up to one hundred twenty
(120) days from the date fixed for such meeting in accordance with this Section
3.1. If the annual meeting is not held on the date designated therefor, the Board shall cause the meeting to be held as soon thereafter as may be convenient.

3.2      SPECIAL MEETINGS

         The Chairman of the Board, the President, the Board, a majority of the Independent Directors or the holders of not less than ten percent (10%) of all the outstanding Shares entitled to vote at the meeting may call special meetings of the Stockholders for any purpose.

3.3      PLACE OF MEETING

         All meetings shall be held at the principal office of the Corporation or at such other place within or without the State of Delaware designated by the Board, by any Persons entitled to call a meeting hereunder or in a waiver of notice signed by all the Stockholders entitled to notice of the meeting.

3.4      NOTICE OF MEETING

         The Chairman of the Board, the President, the Secretary, the Board, the Independent Directors or Stockholders calling an annual or special meeting of Stockholders as provided for herein shall cause to be delivered to each Stockholder entitled to notice of or to vote at the meeting, either personally or by mail, not less than ten (10) nor more than sixty (60) days before the meeting, written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. At any time within ten (10) days after receipt of a written request of the holders of not less than the number of outstanding Shares specified in
Section 3.2 hereof and entitled to vote at the meeting, it shall be the duty of the Secretary to give notice of a special meeting of Stockholders to be held on such date and at such place and hour as the Secretary may fix, not less than ten (10) nor more than sixty (60) days after receipt of said request, and if the Secretary shall neglect or refuse to issue such notice, the Person making the request may do so and may fix the date for such meeting. If such notice is mailed, it shall be deemed delivered when deposited in the official government mail properly addressed to the Stockholder at the Stockholder's address as it appears on the stock transfer books of the Corporation with postage prepaid.
If the notice is telegraphed, it shall be deemed delivered when the content of the telegram is delivered to the telegraph company.

3.5      BUSINESS FOR STOCKHOLDERS' MEETINGS

         3.5.1   BUSINESS AT ANNUAL MEETINGS

         In addition to the election of Directors, other proper business may be transacted at an annual meeting of Stockholders, provided that such business is properly brought before such meeting. To be properly brought before an annual meeting, business must be (a) brought by or at the direction of the Board or
(b) brought before the meeting by a Stockholder pursuant to written notice thereof, in accordance with Section 3.5.3 hereof, and received by the Secretary not fewer than sixty (60) nor more than ninety (90) days prior to the date specified in Section 3.1 hereof for such annual meeting (or if less than sixty
(60) days' notice or prior public disclosure of the date of the annual meeting is given or made to the Stockholders, not later than the tenth day following the day on which the notice of the date of the annual meeting was mailed or such public disclosure was made). Any Stockholder notice shall set forth (i) the name and address of the Stockholder proposing such business; (ii) a representation that the Stockholder is entitled to vote at such meeting and a statement of the number of Shares of the Corporation which are beneficially owned by the Stockholder; (iii) a representation that the Stockholder intends to appear in person or by proxy at the meeting to propose such business; and
(iv) as to each
matter the Stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the language of the proposal (if appropriate) and any material interest of the Stockholder in such business. No business shall be conducted at any annual meeting of Stockholders except in accordance with this Section 3.5.1. If the facts warrant, the Board, or the chairman of an annual meeting of Stockholders, may determine and declare that (a) a proposal does not constitute proper business to be transacted at the meeting or (b) business was not properly brought before the meeting in accordance with the provisions of this Section 3.5.1, and, if, in either case, it is so determined, any such business not properly brought before the meeting shall not be transacted. The procedures set forth in this Section 3.5.1 for business to be properly brought before an annual meeting by a Stockholder are in addition to, and not in lieu of, the requirements set forth in Rule 14a-8 under Section 14 of the Securities Exchange Act of 1934, as amended, or any successor provision.

         3.5.2   BUSINESS AT SPECIAL MEETINGS

         At any special meeting of the Stockholders, only such business as is specified in the notice of such special meeting given by or at the direction of the Person or Persons calling such meeting, in accordance with Section 3.4 hereof, shall come before such meeting.

         3.5.3   NOTICE TO CORPORATION

         Any written notice required to be delivered by a Stockholder to the Corporation pursuant to Section 3.4, Section 3.5.1 or Section 3.5.2 hereof must be given, either by personal delivery or by registered or certified mail, postage prepaid, to the Secretary at the Corporation's executive offices.

3.6      WAIVER OF NOTICE

         3.6.1   IN WRITING

          Whenever any notice is required to be given to any Stockholder under the provisions of these By-Laws, the Certificate of Incorporation or the Delaware General Corporation Law, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

         3.6.2   BY ATTENDANCE

          The attendance of a Stockholder at a meeting shall constitute a waiver of notice of such meeting, except when a Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

3.7      FIXING OF RECORD DATE FOR DETERMINING STOCKHOLDERS

         3.7.1   MEETINGS

         For the purpose of determining Stockholders entitled to notice of and to vote at any meeting of Stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) (or the maximum number permitted by applicable law) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board, the record date for determining Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of Stockholders of record entitled to notice of and to vote at the meeting of Stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         3.7.2   CONSENT TO CORPORATE ACTION WITHOUT A MEETING

         For the purpose of determining Stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) (or the maximum number permitted by applicable law) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by Chapter 1 of the Delaware General Corporation Law, as now or hereafter amended, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by Chapter 1 of the Delaware General Corporation Law, as now or hereafter amended, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

         3.7.3   DIVIDENDS, DISTRIBUTIONS AND OTHER RIGHTS

         The Board may, out of funds legally available therefor, at any regular or special meeting, declare dividends upon the Shares as and when it deems expedient. Before declaring any dividends there may be set apart out of any funds of the Corporation available for dividends, such sums as the Board, from time to time in its discretion, deems proper for working capital or as a reserve fund to make contingencies or for equalizing dividends or for such other purposes as the Board shall deem conducive to the interests of the Corporation. For the purpose of determining Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or Stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) (or the maximum number permitted by applicable law) days prior to such action. If no record date is fixed, the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. Any distribution of income or capital assets of the Corporation to Stockholders will be accompanied by a written statement disclosing the source of the funds distributed. If, at the time of distribution, this information is not available, a written explanation of the relevant circumstances will accompany the distribution and a written statement disclosing the source of funds distributed will be sent to the Stockholders not later than sixty (60) days after the close of the fiscal year in which the distribution was made.

3.8      VOTING LIST

         At least ten (10) days before each meeting of Stockholders, a complete list of the Stockholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order, with the address of and number of Shares held by each Stockholder. This list shall be open to examination by any Stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. This list shall also be produced and kept at such meeting for inspection by any Stockholder who is present.

3.9      QUORUM

         A majority of the outstanding Shares entitled to vote, present in Person or represented by proxy at the meeting, shall constitute a quorum at a meeting of the Stockholders; provided, that where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to that vote on that matter. If less than a majority of the outstanding Shares entitled to vote are represented at a meeting, a majority of the Shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The Stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

3.10     MANNER OF ACTING

         In all matters other than the election of Directors, if a quorum is present, the affirmative vote of the majority of the outstanding Shares present in Person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the Stockholders, unless the vote of a greater number is required by these By-Laws, the Certificate of Incorporation or the Delaware General Corporation Law. Where a separate vote by a class or classes is required, if a quorum of such class or classes is present, the affirmative vote of the majority of outstanding shares of such class or classes present in Person or represented by proxy at the meeting shall be the act of such class or classes. Directors shall be elected by a plurality of the votes of the Shares present in Person or represented by proxy at the meeting and entitled to vote on the election of Directors.

3.11     PROXIES

         3.11.1  APPOINTMENT

         Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another Person or Persons to act for such Stockholder by proxy. Such authorization may be accomplished by (a) the Stockholder or such Stockholder's authorized officer, Director, employee or agent executing a writing or causing his or her signature to be affixed to such writing by any reasonable means, including facsimile signature, or (b) transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the intended holder of the proxy or to a proxy solicitation firm, proxy support service or similar agent duly authorized by the intended proxy holder to receive such transmission; provided, that any such telegram, cablegram or other electronic transmission must either set forth or be accompanied by information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the Stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission by which a Stockholder has authorized another Person to act as proxy for such Stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         3.11.2  DELIVERY TO CORPORATION; DURATION

         A proxy shall be filed with the Secretary before or at the time of the meeting or the delivery to the Corporation of the consent to corporate action in writing. A proxy shall become invalid three (3) years after the date of its execution unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

3.12     VOTING OF SHARES

         Each outstanding Share entitled to vote with respect to the subject matter of an issue submitted to a meeting of Stockholders shall be entitled to one (1) vote upon each such issue unless otherwise set forth in the Certificate of Incorporation or other document defining the rights and preferences of any such Shares.

3.13     VOTING FOR DIRECTORS

         Each Stockholder entitled to vote at an election of Directors may vote, in Person or by proxy, the number of Shares owned by such Stockholder for as many Persons as there are Directors to be elected and for whose election such Stockholder has a right to vote.

3.14     ACTION BY STOCKHOLDERS WITHOUT A MEETING

         Any action which could be taken at any annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be (a) signed by all of the Stockholders entitled to vote with respect to the subject matter thereof (as determined in accordance with Section 3.7.2 hereof) and (b) delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the records of proceedings of Stockholders meetings. Delivery made to the Corporation's registered office shall be by hand or by certified mail or registered mail, return receipt requested. Every written consent shall bear the date of signature of each Stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless written consents signed by all of the Stockholders entitled to vote with respect to the subject matter thereof are delivered to the Corporation, in the manner required by this
Section 3.14, within sixty (60) (or the maximum number permitted by applicable law) days of the earliest dated consent delivered to the Corporation in the manner required by this Section 3.14. The validity of any consent executed by a proxy for a Stockholder pursuant to a telegram, cablegram or other means of electronic transmission transmitted to such proxy holder by or upon the authorization of the Stockholder shall be determined by or at the direction of the Secretary. A written record of the information upon which the Person making such determination relied shall be made and kept in the records of the proceedings of the Stockholders. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the Stockholders.

3.15     INSPECTORS OF ELECTION

         3.15.1  APPOINTMENT

         In advance of any meeting of Stockholders, the Board shall appoint one or more Persons to act as inspectors of election at such meeting and to make a written report thereof. The Board may designate one (1) or more Persons to serve as alternate inspectors to serve in place of any inspector who is unable or fails to act. If no inspector or alternate is able to act at a meeting of Stockholders, the chairman of such meeting shall appoint one or more Persons to act as inspector of elections at such meeting.

         3.15.2  DUTIES

         The inspectors shall:

                 (a) ascertain the number of Shares of the Corporation outstanding and the voting power of each such Share;

                 (b) determine the Shares represented at the meeting and the validity of proxies and ballots;

                 (c)      count all votes and ballots;

                 (d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by them; and

                 (e) certify their determination of the number of Shares represented at the meeting and their count of the votes and ballots.

         The validity of any proxy or ballot shall be determined by the inspectors of election in accordance with the applicable provisions of the Delaware General Corporation Law as then in effect. In determining the validity of any proxy transmitted by telegram, cablegram or other electronic transmission, the inspectors shall record in writing the information upon which they relied in making such determination. Each inspector of elections shall, before entering upon the discharge of his or her duties, take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors of election may appoint or retain other Persons to assist them in the performance of their duties.

                         SECTION 4.  BOARD OF DIRECTORS

4.1      GENERAL POWERS

         The business and affairs of the Corporation shall be managed by the Board.

4.2      NUMBER AND TENURE

         The Board shall be composed of not less than three (3) nor more than nine (9) Directors, the specific number to be set by resolution of the Board or the Stockholders. The number of Directors may be changed from time to time by amendment to these By-Laws, subject to the Certificate of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. At any time the Board consists of more than one (1) Director, at least a majority of Directors shall at all times be Independent Directors; provided, however, that in the event of the death, resignation or removal of an Independent Director, such requirement shall not be applicable for a period of sixty (60) days. The Board of Directors shall be divided into three classes, with the classes to be as equal in number as may be possible, with any Director or Directors in excess of the number divisible by three being assigned to Class 3 and Class 2, as the case may be. At the 1995 annual meeting of stockholders, the following classes shall be elected for the terms set forth below:

                      Class                                Term
                      -----                                ----
                      Class 1                              1 year
                      Class 2                              2 years
                      Class 3                              3 years

At each annual meeting of stockholders following the 1995 annual meeting, the number of Directors equal to the number of Directors in the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of stockholders. Unless a Director dies, resigns or is removed, he or she shall hold office for the term elected or until his or her successor is elected and qualified, whichever is later. Directors need not be Stockholders of the Corporation or residents of the State of Delaware.

4.3      NOMINATION AND ELECTION

         4.3.1   NOMINATION

         Only Persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations for the election of Directors may be made (a) by or at the direction of the Board or
(b) by any Stockholder of record entitled to vote for the election of Directors at such meeting; provided, however, that a Stockholder may nominate Persons for election as Directors only if written notice (in accordance with Section 3.5.3 hereof) of such Stockholder's intention to make such nominations is received by the Secretary (i) with respect to an election to be held at an annual meeting of the Stockholders, not fewer than sixty (60) nor more than ninety (90) days prior to the date specified in Section 3.1 hereof for such annual meeting (or if less than sixty (60) days' notice or prior public disclosure of the date of the annual meeting is given or made to the Stockholders, not later than the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made) and (ii) with respect to an election to be held at a special meeting of the Stockholders for the election of Directors, not later than the close of business on the seventh business day following the date on which notice of such meeting is first given to Stockholders. Any such Stockholder's notice shall set forth (a) the name and address of the Stockholder who intends to make a nomination; (b) a representation that the Stockholder is entitled to vote at such meeting and a statement of the number of Shares of the Corporation which are beneficially owned by the Stockholder; (c) a representation that the Stockholder intends to appear in person or by proxy at the meeting to nominate the Person or Persons specified in the notice; (d) as to each Person the Stockholder proposes to nominate for election or re-election as a Director, the name and address of such Person and such other information regarding such nominee as would be required in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had such nominee been nominated by the Board, and a description of any arrangements or understandings, between the Stockholder and such nominee and any other Persons (including their names), pursuant to which the nomination is to be made; and (e) the consent of each such nominee to serve as a Director if elected. If the facts warrant, the Board, or the chairman of a Stockholders' meeting at which Directors are to be elected, shall determine and declare that a nomination was not made in accordance with the foregoing procedure, and, if it is so determined, the defective nomination shall be disregarded. The right of Stockholders to make nominations pursuant to the foregoing procedure is subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation. The procedures set forth in this
Section 4.3 for nomination for the election of Directors by Stockholders are in addition to, and not in limitation of, any procedures now in effect or hereafter adopted by or at the direction of the Board or any committee thereof.

         4.3.2   ELECTION

         At each election of Directors, the Persons receiving the greatest number of votes shall be the Directors.

4.4      ANNUAL AND REGULAR MEETINGS

         An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of Stockholders. By resolution, the Board or any committee designated by the Board may specify the time and place either within or without the State of Delaware for holding regular meetings thereof without other notice than such resolution.

4.5      SPECIAL MEETINGS

         Special meetings of the Board or any committee appointed by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any two (2) Directors and, in the case of any special meeting of any committee appointed by the Board, by the chairman thereof. The Person or Persons authorized to call special meetings may fix any place either within or without the State of Delaware as the place for holding any special Board or committee meeting called by them.

4.6      MEETINGS BY TELEPHONE

         Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means so that all Persons participating in the meeting can hear each other. Participation by such means shall constitute presence in Person at a meeting.

4.7      NOTICE OF SPECIAL MEETINGS

         Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally by telephone or in Person. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

         4.7.1   PERSONAL DELIVERY

         If notice is given by personal delivery, the notice shall be effective if delivered to a Director at least two (2) days before the meeting.

         4.7.2   DELIVERY BY MAIL

         If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail properly addressed to a Director at his or her address shown on the records of the Corporation with postage prepaid at least five (5) days before the meeting.

         4.7.3   DELIVERY BY PRIVATE CARRIER

         If notice is given by private carrier, the notice shall be deemed effective when dispatched to a Director at his or her address shown on the records of the Corporation at least three (3) days before the meeting.

         4.7.4   FACSIMILE NOTICE

         If notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be deemed effective when dispatched at least two (2) days before the meeting to a Director at his or her telephone number or other number appearing on the records of the Corporation.

         4.7.5   DELIVERY BY TELEGRAPH

         If notice is delivered by telegraph, the notice shall be deemed effective if the content thereof is delivered to the telegraph company at least two (2) days before the meeting for delivery to a Director at his or her address shown on the records of the Corporation.

         4.7.6   ORAL NOTICE

         If notice is delivered orally, by telephone or in Person, the notice shall be deemed effective if personally given to the Director at least two (2) days before the meeting.

4.8      WAIVER OF NOTICE

         4.8.1   IN WRITING

         Whenever any notice is required to be given to any Director under the provisions of these By-Laws, the Certificate of Incorporation or the Delaware General Corporation Law, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee appointed by the Board need be specified in the waiver of notice of such meeting.

         4.8.2   BY ATTENDANCE

         The attendance of a Director at a Board or committee meeting shall constitute a waiver of notice of such meeting, except when a Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

4.9      QUORUM

         A majority of the total number of Directors fixed by or in the manner provided in these By-Laws or, if vacancies exist on the Board, a majority of the total number of Directors then serving on the Board, provided, however, that such number may be not less than one-third (1/3) of the total number of Directors fixed by or in the manner provided in these By-Laws, shall constitute a quorum for the transaction of business at any Board meeting. If less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

4.10     MANNER OF ACTING

         The act of the majority of the Directors present at a Board or committee meeting at which there is a quorum shall be the act of the Board or committee, unless the vote of a greater number is required by these By-Laws, the Certificate of Incorporation or the Delaware General Corporation Law.

4.11     PRESUMPTION OF ASSENT

         A Director present at a Board or committee meeting at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting, or unless such Director files a written dissent to such action with the Person acting as the secretary of the meeting before the adjournment thereof, or forwards such dissent by registered mail to the Secretary immediately after the adjournment of the meeting. A Director who voted in favor of such action may not dissent.

4.12     ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING

         Any action which could be taken at a meeting of the Board or of any committee appointed by the Board may be taken without a meeting if a written consent setting forth the action so taken is signed by each of the Directors or by each committee member. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

4.13     RESIGNATION

         Any Director may resign at any time by delivering written notice to the Chairman of the Board, the President, the Secretary or the Board, or to the registered office of the Corporation. Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.14     REMOVAL

         At a meeting of Stockholders called expressly for that purpose, one or more members of the Board (including the entire Board) may be removed, but only with cause, by a vote of the holders of a majority of the Shares then entitled to vote on the election of Directors.

4.15     VACANCIES

         Any vacancy occurring on the Board may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board; provided, however, that a vacancy created by the death, resignation or removal of an Independent Director, in the absence of a vote of the Stockholders, may be filled only by the vote of a majority of the remaining Independent Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any Directorship to be filled by reason of an increase in the number of Directors may be filled by the Board for a term of office continuing only until the next election of the class for which such Director shall have been chosen, and until his or her successor shall be elected and qualify.

4.16     EXECUTIVE AND OTHER COMMITTEES

         4.16.1  CREATION AND AUTHORITY OF COMMITTEES

         The Board may, by resolution passed by a majority of the number of Directors fixed by or in the manner provided in these By-Laws, appoint standing or temporary committees, including an "Executive Committee," each committee to consist of one or more Directors, and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board and by applicable law; but no such committee shall have the power or authority of the Board in reference to (a) amending the Certificate of Incorporation, (b) adopting a plan of merger or consolidation, (c) recommending to the Stockholders the sale, lease or exchange or other disposition of all or substantially all the property and assets of the Corporation other than in the usual and regular course of business, (d) recommending to the Stockholders a voluntary dissolution or a revocation thereof, (e) amending these By-Laws, (f) declaring a dividend, or (g) authorizing the issuance of stock. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a committee member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

         4.16.2  AUDIT COMMITTEE

         In addition to any committees appointed pursuant to this Section 4.16, there shall be an "Audit Committee," appointed annually by the Board, consisting of at least two (2) Directors who are not members of management. It shall be the responsibility of the Audit Committee to review the scope and results of the annual independent audit of books and records of the Corporation, to review compliance with all corporate policies that have been approved by the Board and to discharge such other responsibilities as may from time to time be assigned to it by the Board. The Audit Committee shall meet at such times and places as the members deem advisable, and shall make such recommendations to the Board as they consider appropriate.

         4.16.3  COMPENSATION COMMITTEE

         The Board may, in its discretion, designate a "Compensation Committee" consisting of not less than two (2) Directors or such higher number as the Board may from time to time determine. The duties of the Compensation Committee shall consist of the following: (a) to establish and review periodically, but not less than annually, the compensation of the officers of the Corporation and to make recommendations concerning such compensation to the Board; (b) to consider incentive compensation plans for the employees of the Corporation; (c) to carry out the duties assigned to the Compensation Committee under any stock option plan or other plan approved by the Corporation; (d) to consult with the President concerning any compensation matters deemed appropriate by the President or the Compensation Committee; and (e) to perform such other duties as shall be assigned to the Compensation Committee by the Board.

         4.16.4  NOMINATING AND ORGANIZATION COMMITTEE

         The Board may, in its discretion, designate a "Nominating and Organization Committee" consisting of not less than two (2) Directors or such higher number as the Board may from time to time determine. The duties of the Nominating and Organization Committee shall consist of the following: (a) to report and make recommendations to the Board on the size and composition of the Board and nominees for Directors; (b) to evaluate the performance of the officers of the Corporation and, together with management, select and recommend to the Board appropriate individuals for election, appointment and promotion as officers of the Corporation and ensure the continuity of capable management;
(c) to report and make recommendations to the Board on the organization of the Corporation; and (d) to perform such other duties as shall be assigned to the Nominating and Organization Committee by the Board.

         4.16.5  MINUTES OF MEETINGS

         All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

         4.16.6  QUORUM AND MANNER OF ACTING

         A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee, but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the meeting from time to time without further notice. The act of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of such committee.

         4.16.7  RESIGNATION

         Any member of any committee may resign at any time by delivering written notice thereof to the Chairman of the Board, the President, the Secretary, the Board or the chairman of such committee. Any such resignation shall take effect at the time specified therein or, if the time is not specified, upon delivery thereof, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         4.16.8  REMOVAL

         The Board may remove from office any member of any committee elected or appointed by it or by an Executive Committee, but only by the affirmative vote of not less than a majority of the number of Directors fixed by or in the manner provided in these By-Laws.

4.17     COMPENSATION

         By Board resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the Corporation in any other capacity and receiving compensation therefor.

                              SECTION 5.  OFFICERS

5.1      NUMBER

         The officers of the Corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board. One or more Vice Presidents and such other officers and assistant officers, including a Chairman of the Board, may be elected or appointed by the Board, such officers and assistant officers to hold office for such period, have such authority and perform such duties as are provided in these By-Laws or as may be provided by resolution of the Board. Any officer may be assigned by the Board any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties. Any two (2) or more offices may be held by the same Person.

5.2      ELECTION AND TERM OF OFFICE

         The officers of the Corporation shall be elected annually by the Board at the Board meeting held after the annual meeting of the Stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as a Board meeting conveniently may be held. Unless an officer dies, resigns or is removed from office, he or she shall hold office until the next annual meeting of the Board or until his or her successor is elected.

5.3      RESIGNATION

         Any officer may resign at any time by delivering written notice to the Chairman of the Board, the President, a Vice President, the Secretary or the Board. Any such resignation shall take effect at the time specified therein or, if the time is not specified, upon delivery thereof, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

5.4      REMOVAL

         Any officer or agent elected or appointed by the Board may be removed by the Board whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the Person so removed.

5.5      VACANCIES

         A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term, or for a new term established by the Board.

5.6      CHAIRMAN OF THE BOARD AND VICE-CHAIRMAN OF THE BOARD

         If elected, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and Stockholders unless another officer is appointed or designated by the Board as Chairman of such meeting. If elected, the Vice-Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and Stockholders in the absence of the Chairman of the Board unless another officer is appointed or designated by the Board as Chairman of such meeting.

5.7      PRESIDENT

         The President shall be the chief executive officer of the Corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and Stockholders in the absence of a Chairman of the Board and, subject to the Board's control, shall supervise and control all the assets, business and affairs of the Corporation. The President may sign certificates for Shares, deeds, mortgages, bonds, contracts or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these By-Laws to some other officer or agent of the Corporation or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time.

5.8      VICE PRESIDENT

         In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President or, if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Any Vice President may sign with the Secretary or any Assistant Secretary certificates for Shares. Vice Presidents shall have, to the extent authorized by the President or the Board, the same powers as the President to sign deeds, mortgages, bonds, contracts or other instruments. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by the Board. A Vice-President may be designated as an Executive Vice-President, a Senior Vice-President or a Vice-President of a specific function or responsibility or may be otherwise designated at the discretion of the Board to differentiate various Vice-Presidential positions.

5.9      SECRETARY

         The Secretary shall be responsible for the preparation of minutes of meetings of the Board and Stockholders, maintenance of the Corporation's records and stock registers, and authentication of the Corporation's records and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

5.10     TREASURER

         If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board shall determine. The Treasurer shall have charge and custody of and be responsible for all funds and Securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in banks, trust companies or other depositories selected in accordance with the provisions of these By-Laws; sign certificates for Shares; and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

5.11     SALARIES

         The salaries of the officers shall be fixed from time to time by the Board or by any Person or Persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director.

               SECTION 6.  CONTRACTS, LOANS, CHECKS AND DEPOSITS

6.1      CONTRACTS

         The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

6.2      LOANS TO THE CORPORATION

         No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

6.3      CHECKS, DRAFTS, ETC.

         All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, of the Corporation and in such manner as is from time to time determined by resolution of the Board.

6.4      DEPOSITS

         All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select.

             SECTION 7.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

7.1      ISSUANCE OF SHARES

         No Shares shall be issued unless authorized by the Board, which authorization shall include the maximum number of Shares to be issued and the consideration to be received for each share.

7.2      CERTIFICATES FOR SHARES

         Certificates representing Shares shall be signed by the Chairman of the Board or Vice Chairman of the Board or the President or the Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, any of whose signatures may be a facsimile. The Board may in its discretion appoint responsible banks, trust companies or other qualified entities from time to time to act as transfer agents and registrars of the stock of the Corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such Person was such officer, transfer agent or registrar at the date of issue. All certificates shall include on their face written notice of any restrictions which may be imposed on the transferability of such Shares and shall be consecutively numbered or otherwise identified.

7.3      STOCK RECORDS

         The stock transfer books shall be kept at the registered office or principal place of business of the Corporation or at the office of the Corporation's transfer agent or registrar. The name and address of each Person to whom certificates for Shares are issued, together with the class and number of Shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the Corporation. The Person in whose name Shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

7.4      RESTRICTION ON TRANSFER

         Except to the extent that the Corporation has obtained an opinion of counsel acceptable to the Corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing Shares shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

         "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities or (b) this corporation receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for this corporation) stating that such transaction is exempt from registration or (c) this corporation otherwise satisfies itself that such transaction is exempt from registration. Neither the offering of the securities nor any offering materials have been reviewed by any administrator under the Securities Act of 1933, as amended, or any applicable state law."

7.5      TRANSFERS OF SHARES

         Subject to Section 7.7 hereof, Shares shall be transferable on the records of the Corporation upon presentment to the Corporation or a transfer agent of a certificate or certificates representing the Shares requested to be transferred, with proper endorsement on the certificate or on a separate accompanying document, together with such evidence of the payment of transfer taxes and compliance with other provisions of law as the Corporation or its transfer agent may require. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificates for a like number of Shares shall have been surrendered and cancelled.

         Whenever it is deemed by the Board to be reasonably necessary to protect the tax status of the Corporation, the Board may require a statement or affidavit from each Stockholder or proposed transferee of Shares setting forth the number of Shares already owned by such Person and any related Person specified in the form prescribed by the Board for that purpose. If, in the opinion of the Board, which shall be conclusive, any proposed transfer would jeopardize the status of the Corporation as a REIT under the REIT Provisions of the Code, as now enacted or as hereafter amended, the Directors may refuse to permit such transfer. Any attempted transfer for which the Directors have refused this permission shall be void and of no effect to transfer any legal or beneficial interest in the Shares. All contracts for the sale or other transfer of Shares shall be subject to this provision.

7.6      STOCKHOLDERS' DISCLOSURES

         The Stockholders, upon demand, shall disclose to the Corporation in writing such information with respect to direct and indirect ownership of the Shares as the Board deems necessary to comply with the provisions of the Code and the regulations thereunder or to comply with the requirements of any other taxing authority, including the provisions relating to qualification of the Corporation as a REIT.

7.7      LOST OR DESTROYED CERTIFICATES

         In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe.

                         SECTION 8.  BOOKS AND RECORDS

8.1      MAINTENANCE OF BOOKS AND RECORDS

         The Corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its Stockholders and Board, and such other records as may be necessary or advisable.

8.2      ANNUAL REPORT TO STOCKHOLDERS

         The Board shall cause an annual report to be sent to the Stockholders not later than one hundred twenty (120) days after the close of the fiscal year adopted by the Corporation. This report shall be sent at least thirty (30) days before the annual meeting of Stockholders to be held during the next fiscal year and in the manner specified in Section 3.4 hereof for giving notice to Stockholders. The annual report shall contain financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants.

                          SECTION 9.  ACCOUNTING YEAR

         The accounting year of the Corporation shall be the calendar year, provided that if a different accounting year is at any time selected for purposes of federal income taxes, the accounting year shall be the year so selected.

                               SECTION 10.  SEAL

         The seal of the Corporation, if any, shall consist of the name of the Corporation, the state of its incorporation and the year of its incorporation.

                          SECTION 11.  INDEMNIFICATION

11.1     RIGHT TO INDEMNIFICATION

         Each Person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or an officer of the Corporation or that, being or having been such a Director or an officer or an employee of the Corporation, he or she is or was serving at the request of an executive officer of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as such a Director, officer, employee or agent or in any other capacity while serving as such a Director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the full extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that except as provided in Section 11.2 hereof with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section 11.1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or an officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced upon ultimate determination of nonentitlement to indemnification for such expenses under this Section 11.1 or otherwise.

11.2     RIGHT OF INDEMNITEE TO BRING SUIT

         If a claim under Section 11.1 hereof is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. Neither the failure of the Corporation (including its Board, independent legal counsel or its Stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances nor an actual determination by the Corporation (including its Board, independent legal counsel or its Stockholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

11.3     NONEXCLUSIVITY OF RIGHTS

         The rights to indemnification and to the advancement of expenses conferred in this Section 11 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, vote of Stockholders or Independent Directors, provisions of the Certificate of Incorporation or By-Laws or otherwise. Notwithstanding any amendment to or repeal of this Section 11, or of any of the procedures established by the Board of Directors pursuant to Section 11.7, any indemnitee shall be entitled to indemnification in accordance with the provisions hereof and thereof with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

11.4     INSURANCE, CONTRACTS AND FUNDING

         The Corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such Person against such expense, liability or loss under the Delaware General Corporation Law. The Corporation, without further Stockholder approval, may enter into contracts with any Director, officer, employee or agent in furtherance of the provisions of this Section 11 and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section 11.

11.5     INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION

         The Corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees or agents or groups of employees or agents of the Corporation with the same scope and effect as the provisions of this Section 11 with respect to the indemnification and advancement of expenses of Directors and officers of the Corporation; provided, however, that an undertaking shall be made by an employee or agent only if required by the Board.

11.6     PERSONS SERVING OTHER ENTITIES

         Any Person who is or was a Director, an officer or employee of the Corporation who is or was serving (a) as a director or an officer of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Corporation or (b) in an executive or management capacity in a partnership, joint venture, trust or other enterprise of which the Corporation or a wholly owned Subsidiary of the Corporation is a general partner or has a majority Ownership shall be deemed to be so serving at the request of an executive officer of the Corporation and entitled to indemnification and advancement of expenses under Section 11.1 hereof.

11.7     PROCEDURES FOR THE SUBMISSION OF CLAIMS

         The Board may establish reasonable procedures for the submission of claims for indemnification pursuant to this Section 11, determination of the entitlement of any Person thereto and review of any such determination. Such procedures shall be set forth in an appendix to these By-Laws and shall be deemed for all purposes to be a part hereof.

                SECTION 12.  INVESTMENT POLICY AND RESTRICTIONS

12.1     GENERAL STATEMENT OF POLICY

         12.1.1  TYPES OF INVESTMENTS

         The Corporation intends to invest, directly or indirectly, in: (a) self-service storage facilities; (b) office and business parks; (c) such other commercial real estate investments as may be approved by the Board from time to time; and (d) Mortgage Loans secured by real estate of a type in which the Corporation is authorized to invest. Subject to the restrictions of this
Section 12, the Corporation's investments may be acquired in such manner, through such means and upon such terms and conditions as may be determined by the Board, and such investments may include, but are not limited to, direct acquisitions by the Corporation of real estate interests as well as investments in corporations, business trusts, general partnerships, limited partnerships, joint ventures or other legal entities that acquire real estate investments. All investments made by the Corporation, except those pursuant to Section 12.3 hereof, must be approved by a majority of the Directors or made in accordance with guidelines approved by the Board and in effect at the time the investments are made by the Corporation's management.

         12.1.2  TAX TREATMENT AS A REIT

         As soon the Corporation commences doing business, the Corporation shall use its best efforts to be eligible for tax treatment as a REIT under the Code, shall make such elections and filings, and take such other actions as may be necessary, to be treated as a REIT under the Code and shall thereafter conduct its business to continue to qualify as a REIT under the REIT Provisions of the Code.

         12.1.3  LIABILITY PROTECTION

         Although the general purpose of the Corporation is to qualify as a REIT under the REIT Provisions of the Code, no Director, officer, employee, agent or independent contractor of the Corporation shall be liable for any act or omission resulting in the loss of tax benefits under the Code.

         12.1.4  REVIEW OF INVESTMENT POLICIES

         The Independent Directors shall review the investment policies of the Corporation at least annually to determine that the policies being followed by the Corporation are in the best interests of its





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
Stockholders. Each such determination and the basis therefore shall be set forth in the minutes of the Directors.

12.2     APPRAISAL REQUIREMENT

         The consideration paid for real property acquired by the Corporation shall ordinarily be based on the fair market value of the property as determined by a majority of the Directors. In determining the fair market value of property acquired by the Corporation, the Directors shall be entitled to rely upon appraisals prepared by qualified independent real estate appraisers selected by the Corporation or such other market data and information available to the Directors which, in their judgment, afford a reasonable basis for making an informed determination as to the fair market value of the property being acquired.

12.3     SPECIFIC INVESTMENTS

         Pending investment or reinvestment of the Corporation's assets in the type of investments described in Section 12.1 hereof, the Corporation may invest its assets in investments such as: (a) U. S. government securities, (b) bankers' acceptances, (c) certificates of deposit, (d) bank repurchase agreements covering securities of the U. S. government or governmental agencies, (e) commercial paper rated A-1 or better by Moody's Investors Service, Inc. or any other nationally recognized rating agency, (f) interest-bearing time deposits in banks and thrift institutions, (g) money market funds, (h) mortgage-backed securities issued or guaranteed by the U. S. government or its agencies, (i) debt securities or equity securities collateralized by debt securities rated A-1 or better by Moody's Investors Service, Inc., or any other nationally recognized rating agency, (j) other short- or medium-term liquid investments or hybrid debt/equity securities approved by the Board, and (k) any combination of the foregoing investments.

12.4     RESERVES

         The Corporation may retain, as a permanent reserve, such funds as the Board deems reasonable, in cash and in the types of investments described in
Section 12.3 hereof.

12.5     INVESTMENT RESTRICTIONS

         The Corporation shall not:

         (a) invest more than ten percent (10%) of its Total Assets in Unimproved Real Property or Mortgage Loans on Unimproved Real Property;

         (b) invest in foreign currency, bullion, commodities or commodity future contracts;

         (c) invest in or make a Mortgage Loan, except on the following conditions:

                  (i) in determining the fair market value of the underlying property securing the Mortgage Loan, the Directors shall be entitled to rely upon appraisals prepared by qualified independent real estate appraisers selected by the Corporation or such other market data and information available to the Directors which, in their judgment, afford a reasonable basis for making an informed determination as to the fair market value of such underlying property;

                 (ii) the Corporation has obtained a mortgagee's or owner's title insurance policy or other commitment as to the priority of the mortgage or the condition of the title of the underlying property;

                (iii) the Mortgage Loan is secured by real estate of a type in which the Corporation is authorized to invest;

                 (iv) the aggregate amount of the Mortgage Loan and all senior indebtedness as secured by the underlying property does not exceed ninety percent (90%) of the appraised value of the property as determined by an independent appraiser or as determined by the Board pursuant to this Section 12.5(c), unless the Board determines that an increased amount is justified by additional credit or collateral, such as personal guarantees or the pledge of additional assets, and the aggregate value of Mortgage Loans junior to other secured indebtedness does not exceed ten percent (10%) of the Corporation's Total Assets;

                  (v) the Mortgage Loan is not subordinate to any mortgage or equity interest of a Director or any Affiliates thereof or any other Affiliate of the Corporation; and

                 (vi) the investment in the Mortgage Loan would not cause the Corporation to have invested, immediately after the making of such investment, more than twenty-five percent (25%) of its Total Assets in Mortgage Loans;

         (d)     invest in contracts for the sale of real estate;

         (e) engage in underwriting or the agency distribution of securities issued by others;

         (f) issue "redeemable securities" (as defined in Section 2(a)(32) of the Investment Company Act of 1940, as amended), "face amount certificates of the installment type" (as defined in Section 2(a)(15) thereof) or "periodic payment plan certificates" (as defined in Section 2(a)(27) thereof);

         (g) invest in the equity securities of any nongovernmental issuer for a period in excess of eighteen (18) months, except for investments in the Other Shurgard Programs, equity investments in any Person organized for the primary purpose of investing in self-service storage facilities and office parks or for rendering Ancillary Services with respect to the ownership, operation and holding of such real estate assets made pursuant to Section 12.6(f) or 12.8 hereof, equity interests in any general partnership, joint venture, association, trust, limited partnership or other legal entity permitted under Section 12.9 hereof, equity interests in entities that would be considered qualified REIT subsidiaries of the Corporation under Section 856(i) of the Code and investments in REITs the portfolios of which consist of assets the Board of Directors considers appropriate for the Corporation, were it to hold such assets directly;

         (h) issue debt securities of the Corporation unless the issuance of such debt is not restricted by Section 12.6 hereof and the historical debt service coverage (in the most recently completed fiscal year), as adjusted for known changes, would, in the opinion of the Board, be sufficient to service the principal and interest payments from the higher level of corporate debt;

         (i) issue options, warrants or similar evidences of a right to purchase the Corporation's Securities unless (i) issued to all its Stockholders ratably, (ii) as a part of a financing arrangement, or (iii) as a part of a stock option or similar plan to compensate the Corporation's Directors, officers, employees, consultants, advisors and/or other similar persons that has been approved by the Board; provided, however, that the number of Shares of Common Stock subject to outstanding options under such plan shall not exceed ten percent (10%) of the then outstanding Shares of Common Stock;

         (j) engage in short sales, or borrow, on an unsecured basis, if such borrowing will result in an Asset Coverage of less than three hundred percent (300%);

         (k) engage in trading activities in Securities, as compared with investment activities;

         (l) invest in any commercial real estate other than self-service storage facilities or office and business parks, unless the Board makes each of the following determinations as to the proposed investment:

                  (i) the acquisition and holding of the investment would not jeopardize or in the future be likely to jeopardize the qualification of the Corporation as a REIT under the Code;

                 (ii) the Corporation's management has the experience and expertise necessary for effective management of the investment or has contracted or will contract, on behalf of the Corporation, with a third party manager having such experience and expertise; and

                (iii) the investment constitutes a prudent and reasonable investment by the Corporation and is being made for the purpose of (A) maximizing the value of property acquired by the Corporation, a portion of which is being used as or was acquired for the purpose of a self-service storage facility or an office and business park, or (B) diversifying the Corporation's portfolio to protect the value of its assets and to hedge against the risk of having the Corporation's assets concentrated in self-service storage facilities and office and business parks; and

         (m) acquire securities in any company holding investments or engaging in activities prohibited by paragraphs (a) through (e), (i) and (k) of this Section 12.5.

12.6     RESTRICTIONS UPON DEALINGS BETWEEN THE CORPORATION AND INTERESTED
         PARTIES

         (a) General Restriction. Except as provided in this Section 12.6, the Corporation shall not engage in a transaction with any Interested Party. Any transaction between the Corporation and any Interested Party made in compliance with the requirements of this Section 12.6 shall be valid notwithstanding such relationship and such Interested Party shall not be under any disability from or have any liability as a result of entering into any such transaction with the Corporation.

         (b) Sales to the Corporation. The Corporation shall not purchase property from any Interested Party, unless

          , after disclosure to the Board of the interest of the Interested Party in the proposed transaction, a majority of Directors not otherwise interested in such transaction (including a majority of the Independent Directors) has determined that the property is being offered to the Corporation upon terms fair and reasonable to the Corporation.

         (c) Sales by the Corporation. The Corporation shall not sell property to a Director or any Affiliate thereof.

         (d) Loans to or From the Corporation. The Corporation shall not make loans to, or borrow funds from, any Interested Party unless, after disclosure to the Board of the interest of the Interested Party in the proposed transaction, a majority of Directors not otherwise interested in such transaction (including a majority of the Independent Directors) approves the transaction as being fair, competitive and commercially reasonable and no less favorable to the Corporation than loans between unaffiliated lenders and borrowers under the same circumstances.

         (e) Other Services and Transactions. Except to the extent otherwise expressly authorized by the terms of Section 12.6 or this Section 12.6(e), the Corporation shall not enter into any transaction with any Interested Party, unless the terms and conditions of such transaction have been disclosed to the Board and approved by a majority of the Directors not otherwise interested in the matter (including a majority of Independent Directors). The disclosure required by this Section 12.6(e) shall be in writing and shall fully describe all the material terms and conditions of the proposed transaction, and such Directors in approving the transaction have determined the transaction to be fair, competitive and commercially reasonable and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties. The determinations required by this
Section 12.6(e) shall be set forth in writing, together with such explanation as the Directors deem necessary or advisable, and shall be filed with the Corporation's books and records. In construing this Section 12.6(e), the term "transaction" shall be understood to refer to any dealings between the Corporation and an Interested Party, wherein the Corporation transfers, or is obligated to transfer, to the Interested Party valuable consideration, whether in the form of cash, securities, tangible assets, intangible assets or otherwise, in exchange for property, services, waiver of claims or other valuable consideration, however designated.

         (f) Ancillary Services. The Corporation may permit one or more third parties, including a property manager, a Director and/or an Affiliate thereof, to offer Ancillary Services to its customers or others or use the Corporation's properties as a site for offering such Ancillary Services, provided that the conditions in Section 12.8 hereof are satisfied.

12.7     CORPORATION'S RIGHT TO BORROW FUNDS

         Subject to the restrictions contained in this Section 12.7, the Corporation may, at any time, at the discretion of the Board, borrow funds, on a secured or unsecured basis, from institutional lenders, banks and other lenders selected by the Board and, in connection therewith, execute, issue and deliver promissory notes, commercial paper, notes, debentures, bonds and other debt obligations (which may be convertible into Shares or other equity interests or be issued together with warrants to acquire Shares or other equity interests). Notwithstanding the foregoing, except as otherwise provided in the following sentence, the Corporation shall not borrow any funds if, after giving effect to such borrowing, the Corporation's Indebtedness would exceed fifty percent (50%) of its Total Assets. The ceiling upon the Corporation's Indebtedness imposed by the preceding sentence shall not prohibit the Corporation from incurring Indebtedness as necessary to refinance Indebtedness previously obtained by the Corporation, which was permissible at the time such Indebtedness was obtained, and to make distributions to Stockholders in order to preserve the eligibility of the Corporation as a REIT under the provisions of the Code. The restriction upon the Corporation's ability to borrow funds is to be applied at the time the borrowing is obtained by the Corporation. Any borrowing by the Corporation permitted at the time such borrowing is made does not become unauthorized, or constitute a violation of these By-

Laws, even if, after the borrowing is in place, the Corporation's
Indebtedness exceeds the ceiling upon Indebtedness referenced above (namely, the fifty percent (50%) ceiling), whether or not such excess is due, in part, to any accrued but unpaid interest, late fees or penalties, finance charges or other amounts due with respect to the Corporation's new borrowing or previous borrowings. In addition, the Corporation shall not borrow any funds if, after giving effect to such borrowing, the Corporation's Indebtedness would exceed three hundred percent (300%) of its Adjusted Net Worth. The Board shall review the status of the Corporation's Indebtedness at least quarterly.

12.8     PURSUIT OF ANCILLARY SERVICES

         (a) The Corporation may provide any Ancillary Services to its tenants or others as long as the Board believes in good faith that the Corporation's pursuit of such Ancillary Services would not jeopardize the Corporation's qualification as a REIT under the Code.

         (b) In the event that the Corporation's pursuit of one or more of the Ancillary Services might jeopardize the qualification of the Corporation as a REIT under the Code, the Corporation may, in lieu of offering such Ancillary Services directly:

                  (i) restructure the manner in which such Ancillary Services are offered to the Corporation's tenants or others, alter the pricing of the Ancillary Services or take such other action as the Corporation deems necessary;

                 (ii) invest in one or more other entities which directly provide the Ancillary Services to the Corporation's tenants or others; or

                (iii) permit others, including Interested Parties, to offer the Ancillary Services to the Corporation's tenants or others in compliance with the terms of Section 12.8(c) hereof;

provided, however, that, in each such instance, the Board has received an opinion from tax counsel or a ruling from the IRS that such action, subject to the qualifications and restrictions imposed by the Board, and such other assumptions as the Board may reasonably establish, would not disqualify the Corporation from taxation as a REIT under the Code.

         (c) The Corporation may permit one or more third parties to offer Ancillary Services to its customers or others, or to use the Corporation's properties as a site for offering such Ancillary Services, if the Board has, in good faith, made the following determinations:

                  (i) the Corporation does not wish, or consider it advisable, to offer the Ancillary Services directly to its tenants and others or has determined that rendering such Ancillary Services would jeopardize the qualification of the Corporation as a REIT under the Code;

                 (ii) permitting others to render such Ancillary Services would likely increase the rental revenues or other income derived from the ownership of the Corporation's properties, enhance the competitiveness of the Corporation or otherwise provide economic benefits, directly or indirectly, to the Corporation;

                (iii) the party or parties rendering the Ancillary Services are competent to do so, have experience in rendering such Ancillary Services and have entered into a written contract with the Corporation with respect to the provision of the Ancillary Services, having terms and conditions deemed fair and equitable to the Board; and

                 (iv) if the Person to render the Ancillary Services is an Interested Party, the transaction has been disclosed to and approved by the Directors as provided in Section 12.6(e) hereof.

12.9     CORPORATION'S RIGHT TO PARTICIPATE IN JOINT INVESTMENTS

         The Corporation may participate in, and contribute funds to or invest in, any general partnership, joint venture, association, trust, limited partnership or other legal entity (a "Joint Enterprise") as long as:

         (a) such investment in the Joint Enterprise would not (i) jeopardize the qualification of the Corporation as a REIT under the Code or
(ii) result in the Corporation's becoming an investment company within the meaning of the Investment Company Act of 1940, as amended (unless the Corporation is exempt from all the provisions of such Act);

         (b) the principal purpose of the Joint Enterprise is either to own, manage, hold, occupy or otherwise deal with self-service storage facilities and/or office and business parks, and/or with Mortgage Loans collateralized by such assets, or to render Ancillary Services to Persons who own, manage or hold self-service storage facilities, office and business parks and/or Mortgage Loans collateralized by such assets; and

         (c) if one or more of the other parties to the Joint Enterprise are Interested Parties, such transaction has been disclosed to and approved by the Directors (including a majority of the Independent Directors) as provided in Section 12.6(e) hereof.

12.10    INVESTMENT IN CORPORATION'S SHARES

         The Corporation may, at any time, at the discretion of the Board, invest in any class or series of the Common Stock or Preferred Stock, or in any promissory notes, commercial paper, notes, debentures, bonds or other debt obligations, for the purpose of supporting the value of any such securities and for any other valid corporate purposes; provided, however, that until March 1, 1997, any action to support the value of the Common Stock must be approved by a majority vote of the Independent Directors.

                      SECTION 13.  INDEPENDENT ACTIVITIES

13.1     SHARES HELD BY DIRECTORS AND OFFICERS

         Any Director or officer may acquire, own, hold and dispose of Shares, for his or her individual account, and may exercise all rights of a Stockholder to the same extent and in the same manner as if he or she were not a Director or an officer.

13.2     BUSINESS INTERESTS AND INVESTMENTS OF DIRECTORS

         Subject to the limitations contained in this Section 13.2, any Director who is not an officer may have personal business interests and may engage in personal business activities, which interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his or her own account or for the account of others, of interests in real property or Persons engaged in the real estate business, even if those interests and activities directly compete with the actual business being conducted by the Corporation, and is not required to present to the Corporation any business opportunity which comes to him or her even though such opportunity is within the Corporation's investment policies.

13.3     OTHER BUSINESS RELATIONSHIPS OF DIRECTORS

         Subject to the provisions of Section 12 hereof, any Director or officer may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee, or otherwise have a direct or indirect interest in any Person who may be engaged to render advice or services to the Corporation, and may receive compensation from such Person as well as compensation as Director, officer or otherwise hereunder, and no such activity shall be deemed to conflict with his or her duties and powers as Director or officer.

                            SECTION 14.  AMENDMENTS

         These By-Laws may be amended or repealed and new By-Laws may be adopted by the Board; provided, however, that all By-Laws made by the Board may be amended or repealed by the Stockholders.

                           SECTION 15.  MISCELLANEOUS

15.1     PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

         The provisions of these By-Laws are separable, and if the Board shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the REIT Provisions of the Code, the Delaware General Corporation Law or other applicable federal or Delaware laws and regulations, the Conflicting Provisions shall be deemed never to have constituted a part of these By-Laws; provided, however, that such determination of the Directors shall not affect or impair any of the remaining provisions of these By-Laws or render invalid or improper any action taken or omitted (including, but not limited to, the election of Directors) prior to such determination. Such determination shall become effective when a certificate, signed by a majority of the Directors setting forth any such determination and reciting that it was duly adopted by the Directors, shall be filed with the books and records of the Corporation. The Directors shall not be liable for failure to make any determination under this Section 17. Nothing in this Section 17 shall in any way limit or affect the rights of the Directors or the Stockholders to amend these By-Laws.

15.2     RELIANCE UPON LEGAL ADVICE

         The Directors, including the Independent Directors, may retain one or more legal counsel to assist them in making any determinations required by them, or which they are permitted to make, pursuant to the terms of these By-Laws. Such Directors shall not be liable for any loss caused by or resulting from any action taken or omitted in reliance upon any legal opinion rendered by such counsel, so long as the selection of the legal counsel and reliance on the advice was in good faith.

         In making any such determinations, the Directors shall, however, not be obligated to follow the advice of any legal counsel engaged to advise them.

15.3     CONSTRUCTION

         Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Delaware General Corporation Law shall govern the construction of these By-Laws.

         The foregoing By-Laws were adopted by the Board on May 9, 1995 and by the Stockholders on July 26, 1995.



                                       ----------------------------------------
                                       Secretary

                                                                      APPENDIX B




                         SHURGARD STORAGE CENTERS, INC.

                   1995 LONG-TERM INCENTIVE COMPENSATION PLAN


                               SECTION 1. PURPOSE

         The purpose of the Shurgard Storage Centers, Inc. 1995 Long-Term Incentive Compensation Plan (the "Plan") is to enhance the long-term profitability and stockholder value of Shurgard Storage Centers, Inc., a Delaware corporation (the "Company"), by offering incentives and rewards to those employees, consultants and agents of the Company and its Subsidiaries (as defined in Section 2 below) who are key to the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

                             SECTION 2. DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

2.1      AWARD

         "Award" means an award or grant made to a Participant pursuant to the Plan, including, without limitation, awards or grants of Options, Stock Appreciation Rights, Stock Awards, Performance Awards, Other Stock-Based Awards, Dividend Equivalent Rights or any combination of the foregoing.

2.2      BOARD

         "Board" means the Board of Directors of the Company.

2.3      CAUSE

         "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, whose determination shall be conclusive and binding.

2.4      CODE

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5      COMMON STOCK

         "Common Stock" means the Class A Common Stock, par value $.001 per share, of the Company.

2.6      CORPORATE TRANSACTION

         "Corporate Transaction" means any of the following events:

                 (a) Approval by the holders of the Common Stock of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                 (b) Approval by the holders of the Common Stock of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary (as the term "subsidiary" is defined in Section 8.3 of the Plan) of the Company; or

                 (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

2.7      DISABILITY

         "Disability" means "disability" as that term is defined for purposes of the Company's Long-Term Disability Plan or other similar successor plan applicable to salaried employees.

2.8      DIVIDEND EQUIVALENT RIGHT

         "Dividend Equivalent Right" means a right, granted to a Participant under Section 13 of the Plan, to receive cash, shares of Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

2.9      EARLY RETIREMENT

         "Early Retirement" means retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

2.10     EXCHANGE ACT

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.11     FAIR MARKET VALUE

         "Fair Market Value" means the closing price of the Common Stock as reported in The Wall Street Journal for the New York Stock Exchange--Composite Transactions (or similar successor consolidated transactions reports) for a single trading day. If no sales of Common Stock were made on the New York Stock Exchange on the transaction date, Fair Market Value shall mean the closing price of a share of Common Stock as reported for the next preceding day on which sales of Common Stock were made on the New York Stock Exchange.

2.12     GOOD REASON

         "Good Reason" means the occurrence of any of the following events or conditions:

                 (a) a change in the Holder's status, title, position or responsibilities (including reporting responsibilities) that, in the Holder's reasonable judgment, represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Holder of any duties or responsibilities that, in the Holder's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Holder from or failure to reappoint or reelect the Holder to any of such positions, except in connection with the termination of the Holder's employment for Cause, for Disability or as a result of his or her death, or by the Holder other than for Good Reason;

                 (b) a reduction in the Holder's annual base salary, unless such reduction is part of a reduction in salary applicable to substantially all or certain classes of Company employees;

                 (c) the Company's requiring the Holder (without the Holder's consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to a Corporate Transaction, except for reasonably required travel on the Company's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

                 (d) the Company's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Holder was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (ii) provide the Holder with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Corporate Transaction (or as in effect following the Corporate Transaction, if greater), unless such reduction in benefits as set forth in (i) and (ii) above is part of a reduction in benefits applicable to substantially all or certain classes of Company employees;

                 (e) any material breach by the Company of any provision of the Plan; or

                 (f) any purported termination of the Holder's employment or service for Cause by the Company that does not comply with the terms of the Plan.

2.13     GRANT DATE

         "Grant Date" means the date designated in a resolution of the Plan Administrator as the date an Award is granted. If the Plan Administrator does not designate a Grant Date in the resolution, the Grant Date shall be the date the Plan Administrator adopted the resolution.

2.14     HOLDER

         "Holder" means the Participant to whom an Award is granted, or the personal representative of a Holder who has died.

2.15     INCENTIVE STOCK OPTION

         "Incentive Stock Option" means an option to purchase Common Stock granted under Section 7 of the Plan with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

2.16     NONQUALIFIED STOCK OPTION

         "Nonqualified Stock Option" means an option to purchase Common Stock granted under Section 7 of the Plan other than an Incentive Stock Option.

2.17     OPTION

         "Option" means the right to purchase Common Stock granted under
Section 7 of the Plan.

2.18     OTHER STOCK-BASED AWARD

         "Other Stock-Based Award" means an Award granted under Section 12 of the Plan.

2.19     PARTICIPANT

         "Participant" means an individual who is a Holder of an Award or, as the context may require, any employee, consultant or agent of the Company or a Subsidiary who has been designated by the Plan Administrator as eligible to participate in the Plan.

2.20     PERFORMANCE AWARD

         "Performance Award" means an Award granted under Section 11 of the Plan the payout of which is subject to achievement through a performance period of performance goals prescribed by the Plan Administrator.

2.21     PLAN ADMINISTRATOR

         "Plan Administrator" means any committee of the Board designated to administer the Plan under Section 3.1 of the Plan.

2.22     RESTRICTED STOCK

         "Restricted Stock" means shares of Common Stock granted under Section 10 of the Plan the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

2.23     RETIREMENT

         "Retirement" means retirement as of the individual's normal retirement date under the Shurgard Employees Retirement Savings Plan or other similar successor plan applicable to salaried employees.

2.24     STOCK APPRECIATION RIGHT

         "Stock Appreciation Right" means an Award granted under Section 9 of the Plan.

2.25     STOCK AWARD

         "Stock Award" means an Award granted under Section 10 of the Plan.

2.26     SUBSIDIARY

         "Subsidiary," except as expressly provided otherwise, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

2.27     WINDOW PERIOD

         "Window Period" means a period of 10 days on which there is trading in the Common Stock on the New York Stock Exchange, beginning with the third trading day after disclosure by the Company to the public of its earnings for the fiscal period just ended and ending with the twelfth such day.

2.28     WINDOW PERIOD FAIR MARKET VALUE

         "Window Period Fair Market Value" means the highest Fair Market Value during a Window Period.

                            SECTION 3. ADMINISTRATION

3.1      PLAN ADMINISTRATOR

         The Plan shall be administered by the Compensation Committee of the Board, except to the extent the Board appoints another committee or committees (which term includes subcommittees) consisting of one or more members of the Board to administer the Plan. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. The composition of any committee responsible for administering the Plan with respect to officers and directors of the Company who are subject to Section 16 of the Exchange Act with respect to securities of the Company shall comply with the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect. Currently, Rule 16b-3 requires that the selection of officers and directors who are subject to Section 16 of the Exchange Act for participation and decisions concerning the number or maximum number of shares granted or allocated or made subject to options or stock appreciation awards, must be made by a committee which consists of not less than three disinterested directors of the Company.

3.2      ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR

         Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

                      SECTION 4. STOCK SUBJECT TO THE PLAN

4.1      AUTHORIZED NUMBER OF SHARES

         For each calendar year from and including 1995, a number of shares of Common Stock equal to an amount of up to two percent of the adjusted average common shares outstanding of the Company used to calculate fully diluted earnings per share as reported in the annual report to stockholders for the preceding year shall become available for issuance under the Plan. In addition, any shares of Common Stock available for issuance under the Plan in previous years but not actually issued shall be added to the aggregate number of shares of Common Stock available for issuance in that calendar year under the Plan. No further awards shall be made under the Company's 1993 Stock Option Plan after the effective date of the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2      LIMITATIONS

         (a)     Subject to adjustment as provided in Section 16.1 of the Plan,
(i) not more than an aggregate of 1,840,000 shares of Common Stock shall be issued pursuant to the exercise of Incentive Stock Options awarded under the Plan and (ii) not more than an aggregate of 610,000 shares of Common Stock shall be available for issuance pursuant to grants of Stock Awards or Other Stock-Based Awards under the Plan.

         (b)     Subject to adjustment from time to time as provided in Section
16.1 of the Plan, not more than 200,000 shares of Common Stock may be made subject to Options or Stock Appreciation Rights under the Plan to any individual Participant in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

4.3      REUSE OF SHARES

         Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares), including, without limitation, in connection with the expiration, surrender, cancellation or termination of an Award, shall again be available for issuance in connection with future grants of Awards under the Plan. Shares that are subject to tandem Awards shall be counted only once.

                             SECTION 5. ELIGIBILITY

         Awards may be granted under the Plan to those officers and key employees (including directors who are also employees) of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants and agents who provide services to the Company and its Subsidiaries.

                                SECTION 6. AWARDS

6.1      FORM AND GRANT OF AWARDS

         The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Stock Awards, Performance Awards, Other Stock-Based Awards and Dividend Equivalent Rights. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other.
Awards may also be made in combination or in tandem with, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company.

6.2      ACQUIRED COMPANY AWARDS

         Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Participants and Holders.

                          SECTION 7. AWARDS OF OPTIONS

7.1      GRANT OF OPTIONS

         The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2      OPTION EXERCISE PRICE

         The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the Grant Date with respect to Nonqualified Stock Options.

7.3      TERM OF OPTIONS

         The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

7.4      EXERCISE OF OPTIONS

         The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:


               PERIOD OF HOLDER'S
        CONTINUOUS EMPLOYMENT OR SERVICE
             WITH THE COMPANY OR ITS
           SUBSIDIARIES FROM THE OPTION            PERCENT OF TOTAL OPTION
                    GRANT DATE                              THAT
        -----------------------------------           IS EXERCISABLE
                                                   -------------------------
                  after one year                             20%
                 after two years                             40%
                after three years                            60%
                after four years                             80%
                 after five years                           100%

         To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in
Section 7.5 of the Plan. In no case may an Option be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

7.5      PAYMENT OF EXERCISE PRICE

         The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash, except that the Plan Administrator may, either at the time the Option is granted or at any time before it is exercised and subject to such limitations as the Plan Administrator may determine, authorize payment in cash and/or one or more of the following alternative forms: (i) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price; (ii) a promissory note authorized pursuant to Section 14 of the Plan; (iii) delivery of a properly executed exercise notice, together with irrevocable instructions, to (a) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(b) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or (iv) such other consideration as the Plan Administrator may permit.

7.6      POST-TERMINATION EXERCISES

         The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time. In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only: (i) within three years if the termination of the Holder's employment or services are coincident with Retirement, Early Retirement at the Company's request or Disability or (ii) within three months after the date the Holder ceases to be an employee, consultant or agent of the Company or a Subsidiary if termination of the Holder's employment or services is for any reason other than Retirement, Early Retirement at the Company's request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the personal representative of the Holder's estate entitled thereto at any time or from time to time within three years after the date of death, but in no event later than the remaining term of the Option. In case of termination of the Holder's employment or services for Cause, the Option shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. Unless the Plan Administrator determines otherwise, a leave of absence approved in accordance with Company procedures shall not be considered a termination of employment or services, except that with respect to Incentive Stock Options such leave of absence shall be subject to any requirements of Section 422 of the Code.

                  SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

         To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1      DOLLAR LIMITATION

         To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2      10% STOCKHOLDERS

         If a Participant owns 10% or more of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years.

8.3      ELIGIBLE EMPLOYEES

         Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3 of the Plan, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.4      TERM

         The term of an Incentive Stock Option shall not exceed 10 years.

8.5      EXERCISABILITY

         An Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death or Disability to qualify for Incentive Stock Option tax treatment. In the case of termination of employment or services due to Disability, the Option must be exercised within one year after such termination to qualify for Incentive Stock Option tax treatment.

                      SECTION 9. STOCK APPRECIATION RIGHTS

9.1      GRANT OF STOCK APPRECIATION RIGHTS

         The Plan Administrator may grant a Stock Appreciation Right separately or in tandem with a related Option.

9.2      TANDEM STOCK APPRECIATION RIGHTS

         A Stock Appreciation Right granted in tandem with a related Option will give the Holder the right to surrender to the Company all or a portion of the related Option and to receive an appreciation distribution (in shares of Common Stock or cash or any combination of shares and cash, as the Plan Administrator shall determine at any time) in an amount equal to the excess of the Fair Market Value on the date the Stock Appreciation Right is exercised over the exercise price per share of the right, which shall be the same as the exercise price of the related Option, except that if the right is exercised during a Window Period, the amount will be equal to the excess of the Window Period Fair Market Value for the Window Period during which the Stock Appreciation Right is exercised over the exercise price per share of the right. A tandem Stock Appreciation Right will have the same other terms and provisions as the related Option. Upon and to the extent a tandem Stock Appreciation Right is exercised, the related Option will terminate.

9.3      STAND-ALONE STOCK APPRECIATION RIGHTS

         A Stock Appreciation Right granted separately and not in tandem with an Option will give the Holder the right to receive an appreciation distribution in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right, except that if the right is exercised during a Window Period, the amount will be equal to the excess of the Window Period Fair Market Value for the Window Period during which the right is exercised over the exercise price per share of the right. A stand-alone Stock Appreciation Right will have such terms as the Plan Administrator may determine, except that the exercise price per share of the right must be at least equal to 85% of the Fair Market Value on the Grant Date and the term of the right, if not otherwise established by the Plan Administrator, shall be 10 years from the Grant Date.

9.4      EXERCISE OF STOCK APPRECIATION RIGHTS

         Unless otherwise provided by the Plan Administrator in the instrument that evidences the Stock Appreciation Right, the provisions of Section 7.6 of the Plan relating to the termination of a Holder's employment or services shall apply equally, to the extent applicable, to the Holder of a Stock Appreciation Right. Stock Appreciation Rights held by Participants who are subject to
Section 16 of the Exchange Act may be exercised solely in accordance with the requirements for compliance with Rule 16b-3 under the Exchange Act.

                            SECTION 10. STOCK AWARDS

10.1     GRANT OF STOCK AWARDS

         The Plan Administrator is authorized to make Awards of Common Stock to Participants on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise), as the Plan Administrator shall determine, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services.

10.2     ISSUANCE OF SHARES

         Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall deliver, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, a stock certificate for the appropriate number of shares of Common Stock.

10.3     WAIVER OF RESTRICTIONS

         Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

                         SECTION 11. PERFORMANCE AWARDS

11.1     PLAN ADMINISTRATOR AUTHORITY

         Performance Awards may be denominated in cash, shares of Common Stock or any combination thereof. The Plan Administrator is authorized to grant Performance Awards and shall determine the nature, length and starting date of the performance period for each Performance Award and the performance objectives to be used in valuing Performance Awards and determining the extent to which such Performance Awards have been earned. Performance objectives and other terms may vary from Participant to Participant and between groups of Participants. Performance objectives may include, but shall not be limited to, profits, profit growth, profit-related return ratios, cash flow, total return to stockholders, funds from operations, customer service, employee satisfaction or performance against budget, whether applicable to the Company or any relevant Subsidiary or business unit, comparisons with competitor companies or groups and with stock market indices, or any combination thereof, as the Plan Administrator may deem appropriate. Performance periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different performance periods and different performance factors and criteria. The Plan Administrator shall determine for each Performance Award the range of dollar values or number of shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10 of the Plan), or a combination thereof, to be received by the Participant at the end of the performance period if and to the extent that the relevant measures of performance for such Performance Awards are met. The earned portion of a Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Plan Administrator. Payment shall be made in the form of cash, whole shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10 of the Plan), Options or any combination thereof, either in a single payment or in annual installments, all as the Plan Administrator shall determine.

11.2     ADJUSTMENT OF AWARDS

         The Plan Administrator may adjust the performance goals and measurements applicable to Performance Awards to take into account changes in law and accounting and tax rules and to make such adjustments as the Plan Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances. The Plan Administrator also may adjust the performance goals and measurements applicable to Performance Awards and thereby reduce the amount to be received by any Participant pursuant to such Awards if and to the extent that the Plan Administrator deems it appropriate.

11.3     PAYOUT UPON TERMINATION

         The Plan Administrator shall establish and set forth in each instrument that evidences a Performance Award whether the Award will be payable, and the terms and conditions of such payment, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Performance Award, the Award will be payable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time. If during a performance period a Participant's employment or services with the Company terminate by reason of the Participant's Retirement, Early Retirement at the Company's request, Disability or death, such Participant shall be entitled to a payment with respect to each outstanding

Performance Award at the end of the applicable performance period (i) based, to the extent relevant under the terms of the Award, on the Participant's performance for the portion of such performance period ending on the date of termination and (ii) prorated for the portion of the performance period during which the Participant was employed by the Company, all as determined by the Plan Administrator. The Plan Administrator may provide for an earlier payment in settlement of such Performance Award discounted at a reasonable interest rate and otherwise in such amount and under such terms and conditions as the Plan Administrator deems appropriate. Except as otherwise provided in Section 16 of the Plan or in the instrument evidencing the Performance Award, if during a performance period a Participant's employment or services with the Company terminate other than by reason of the Participant's Retirement, Early Retirement at the Company's request, Disability or death, then such Participant shall not be entitled to any payment with respect to the Performance Awards relating to such performance period, unless the Plan Administrator shall otherwise determine. The provisions of Section 7.6 of the Plan regarding leaves of absence and termination for Cause shall apply to Performance Awards.

                      SECTION 12. OTHER STOCK-BASED AWARDS

         The Plan Administrator may grant other Awards under the Plan pursuant to which shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10 of the Plan) are or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such Other Stock-Based Awards may be granted alone or in addition to or in tandem with any Award of any type granted under the Plan and must be consistent with the Plan's purpose.

                     SECTION 13. DIVIDEND EQUIVALENT RIGHTS

         The Plan Administrator is authorized to make Awards of Dividend Equivalent Rights. The Plan Administrator shall establish such rules and procedures governing the crediting of Dividend Equivalent Rights, including the timing, form of payment and payment contingencies of such Dividend Equivalent Rights, as it deems are appropriate or necessary.

           SECTION 14. LOANS, LOAN GUARANTEES AND INSTALLMENT PAYMENTS

         To assist a Holder (including a Holder who is an officer or director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (i) the extension of a loan to the Holder by the Company, (ii) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (iii) the guarantee by the Company of a loan obtained by the grantee from a third party. The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, will be subject to the Plan Administrator's discretion. Loans, installment payments and guarantees may be granted with or without security. The maximum credit available is the purchase price, if any, of the Common Stock acquired plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

                            SECTION 15. ASSIGNABILITY

         No Option, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Dividend Equivalent Right granted under the Plan may be assigned or transferred by the Holder other than by will or by the laws of descent and distribution, and during the Holder's lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Rule 16b-3 under the Exchange Act and Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death.

                             SECTION 16. ADJUSTMENTS

16.1     ADJUSTMENT OF SHARES

         In the event that at any time or from time to time a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (i) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (ii) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (a) the maximum number of and class of securities subject to the Plan as set forth in Section 4.1 of the Plan, (b) the maximum number and class of securities that may be made subject to Awards to any individual Participant as set forth in Section 4.2 of the Plan, and (c) the number and class of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

16.2     CORPORATE TRANSACTION

         Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Option, Stock Appreciation Right or Stock Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested, except that such acceleration will not occur if in the opinion of the Company's accountants it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. Such Award shall not so accelerate, however, if and to the extent:
(i) such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation or its parent corporation, (ii) such Award is to be replaced with a cash incentive program of the successor corporation that preserves the spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award, or (iii) the acceleration of such Award is subject to other limitations imposed by the instrument evidencing the Award. The determination of Award comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be conclusive and binding. All such Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or its parent corporation. Any such Awards that are assumed or replaced in the Corporate Transaction pursuant to clauses (i) or (ii) above and do not otherwise accelerate at that time shall be accelerated in the event the Holder's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Company for Cause or by the Holder voluntarily without Good Reason. Notwithstanding the foregoing, no Incentive Stock Option shall become exercisable pursuant to this Section
16.2 without the Holder's consent, if the result would be to cause such Option not to be treated as an Incentive Stock Option (whether by reason of the annual limitation described in Section 8.1 of the Plan or otherwise).

16.3     FURTHER ADJUSTMENT OF AWARDS

         Without limiting the preceding Section 16.2 of the Plan, and subject to the limitations set forth in Section 11 of the Plan, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such actions before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

16.4     LIMITATIONS

         The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                        SECTION 17. WITHHOLDING OF TAXES

         The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, exercise, payment or settlement of any Award. In such instances, the Plan Administrator may, in its discretion and subject to the Plan and applicable law, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation.

                  SECTION 18. AMENDMENT AND TERMINATION OF PLAN

18.1     AMENDMENT OF PLAN

         The Plan may be amended by the stockholders of the Company. The Board may also amend the Plan in such respects as it shall deem advisable; however, to the extent required for compliance with Rule 16b-3 under the Exchange Act,
Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (i) increase the total number of shares as to which Options may be granted or which may be used in payment of Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards or Dividend Equivalent Rights under the Plan or that may be issued as Restricted Stock, (ii) materially modify the class of persons eligible to receive Awards, (iii) materially increase the benefits accruing to Participants under the Plan, or (iv) otherwise require stockholder approval under any applicable law or regulation.

18.2     TERMINATION OF PLAN

         The Company's stockholders or the Board may suspend or terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Company's stockholders or the Board, the Plan shall terminate on, and no Awards shall be made after July 26, 2000, except that such termination shall have no effect on Awards made prior thereto.

18.3     CONSENT OF HOLDER

         The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, alter or impair any rights or obligations under any Award theretofore granted under the Plan.

                               SECTION 19. GENERAL

19.1     CONTINUED EMPLOYMENT OR SERVICES; RIGHTS IN AWARDS

         Neither the Plan, participation in the Plan as a Participant nor any action of the Plan Administrator taken under the Plan shall be construed as giving any Participant or employee of the Company any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of the Participant.

19.2     REGISTRATION; CERTIFICATES FOR SHARES

         The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act of 1933, as amended, or register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

19.3     NO RIGHTS AS A STOCKHOLDER

         No Option, Stock Appreciation Right, Performance Award or Other Stock-Based Award shall entitle the Holder to any dividend (except to the extent provided in an Award of Dividend Equivalent

Rights), voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Awards, free of all applicable restrictions.

19.4     COMPLIANCE WITH LAWS AND REGULATIONS

         It is the Company's intention that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Rule, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

19.5     NO TRUST OR FUND

         The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

19.6     SEVERABILITY

         If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

                           SECTION 20. EFFECTIVE DATE

         The Plan's effective date is the date on which it is approved by the Company's stockholders.

         Adopted by the Board on __________, 1995 and approved by the Company's stockholders on __________, 1995.

                                                                      APPENDIX C





                         SHURGARD STORAGE CENTERS, INC.

        AMENDED AND RESTATED STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS



SECTION 1.  PURPOSES

         The purposes of the Shurgard Storage Centers, Inc. Stock Option Plan for Nonemployee Directors (the "Plan") are to attract and retain the services of experienced and knowledgeable nonemployee directors of Shurgard Storage Centers, Inc. (the "Corporation") and to provide an incentive for such directors to increase their proprietary interests in the Corporation's long-term success and progress.

SECTION 2.  SHARES SUBJECT TO THE PLAN

         Subject to adjustment in accordance with Section 6 hereof, the total number of shares of the Corporation's Class A Common Stock, $0.001 par value per share (the "Common Stock"), for which options may be granted under the Plan is 200,000 (the "Shares"). The Shares shall be shares presently authorized but unissued or subsequently acquired by the Corporation and shall include shares representing the unexercised portion of any option granted under the Plan that expires or terminates without being exercised in full.

SECTION 3.  ADMINISTRATION OF THE PLAN

         The administrator of the Plan (the "Plan Administrator") shall be the Board of Directors of the Corporation (the "Board"). Subject to the terms of the Plan, the Plan Administrator shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Plan Administrator shall participate in any vote by the Plan Administrator on any matter materially affecting the rights of any such member under the Plan.

SECTION 4.  PARTICIPATION IN THE PLAN

         4.1  ELIGIBILITY

         Each member of the Board elected or appointed who is not otherwise an employee of the Corporation or any parent or subsidiary corporation (an "Eligible Director") shall be eligible to participate in the Plan.

         4.2  ORIGINAL GRANTS

         Each person who becomes an Eligible Director prior to the first Annual Meeting of Stockholders held after the consolidating transaction among up to 17 limited partnerships sponsored by Shurgard Incorporated as described in the Registration Statement on Form S-4 (No. 33-57794) filed with the Securities Exchange Commission on February 2, 1993, as amended (the "Consolidation"), shall automatically receive the grant of an option (an "Original Option") to purchase 400 Shares upon their election or appointment to the Board, such option to vest and become exercisable upon the optionee's continued service as a director until the first anniversary of the date of grant.

         Each person who is an Eligible Director on May 9, 1995 shall automatically receive a grant of an option to purchase 3,000 Shares, such option to vest and become exercisable upon the optionee's continued service until the 1995 Annual Meeting (as hereinafter defined).

         4.3  ANNUAL GRANTS

         In addition, each Eligible Director shall automatically receive the grant of an option (an "Annual Option") to purchase 3,000 Shares immediately following each Annual Meeting of Stockholders commencing with the first Annual Meeting of Stockholders held after the Consolidation, such option to vest and become exercisable upon the optionee's continued service as a director until the next Annual Meeting of Stockholders after the date of grant.

SECTION 5.  OPTION TERMS

         Each option granted to an Eligible Director under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

         5.1     OPTION AGREEMENT

         Each option granted under the Plan shall be evidenced by an option agreement (an "Agreement") duly executed on behalf of the Corporation. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

         5.2     OPTION EXERCISE PRICE

         The option exercise price for each Annual Option granted under the Plan shall be the fair market value of the Shares covered by the option at the time the option is granted. For purposes of the Plan, "fair market value" as of a given date shall be: (i) the closing price of a share of the Common Stock on the principal exchange on which the Common Stock is then trading, if any, on the day previous to such date or, if no Common Stock was traded on such date, on the next preceding date on which Common Stock was so traded; or (ii) if the Common Stock is not traded on an exchange, the average of the high and low sales prices at which the Common Stock was sold on the day previous to such date as reported by the NASDAQ National Market on such date or, if no Common Stock was traded on such date, on the next preceding date on which Common Stock was so traded. The option exercise price for each Original Option granted under the Plan shall be the average fair market value of the Shares covered by the option during the 30 business days immediately after the date the Common Stock is first publicly traded.

         5.3     HOLDING PERIOD

         If a person subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), sells shares of Common Stock obtained upon the exercise of any option granted under the Plan within six months after the date the option was granted, the option grant will no longer be deemed a nonexempt, matchable purchase under Section 16 as of the date of the option grant.

         5.4     TIME AND MANNER OF EXERCISE OF OPTION

         Each option may be exercised in whole or in part at any time and from time to time; provided, however, that no fewer than 50 Shares (or the remaining Shares then purchasable under the option, if less than 50 Shares) may be purchased upon any exercise of option rights hereunder and that only whole Shares will be issued pursuant to the exercise of any option.

         Any option may be exercised by giving written notice, signed by the person exercising the option, to the Corporation stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part (i) in cash or by check, (ii) in shares of Common Stock already owned for at least six months by the person exercising the option, valued at fair market value at the time of such exercise, or (iii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, to properly deliver to the Corporation the amount of sale or loan proceeds to pay the exercise price, all in accordance with the regulations of the Federal Reserve Board.

         5.5     TERM OF OPTIONS

         Each option shall expire ten years from the date of the granting thereof, but shall be subject to earlier termination as follows:

                 (a) In the event that an optionee ceases to be a director of the Corporation for any reason other than the death of the optionee, the vested portion of the options granted to such optionee may be exercised by him or her only within one year after the date such optionee ceases to be a director of the Corporation.

                 (b) In the event of the death of an optionee, whether during the optionee's service as a director or during the one-year period referred to in Section 5.5(a), the vested portion of the options granted to such optionee shall be exercisable, and such options shall expire unless exercised within one year after the date of the optionee's death, by the legal representatives or the estate of such optionee, by any person or persons whom the optionee shall have designated in writing on forms prescribed by and filed with the Corporation or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

         5.6     TRANSFERABILITY

         During an optionee's lifetime, an option may be exercised only by the optionee. Options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution except that, to the extent permitted by applicable law and Rule 16b-3 promulgated under
Section 16(b) of the Exchange Act, the Plan Administrator may permit a recipient of an option to designate in writing during the optionee's lifetime a beneficiary to receive and exercise options in the event of the optionee's death (as provided in Section 5.5(b)). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

         5.7     PARTICIPANT'S OR SUCCESSOR'S RIGHTS AS STOCKHOLDER

         Neither the recipient of an option under the Plan nor the optionee's successor(s) in interest shall have any rights as a stockholder of the Corporation with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

         5.8     LIMITATION AS TO DIRECTORSHIP

         Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an optionee has a right to continue as a director for any period of time or at any particular rate of compensation.

         5.9     REGULATORY APPROVAL AND COMPLIANCE

         The Corporation shall not be required to issue any certificate or certificates for Shares upon the exercise of an option granted under the Plan, or record as a holder of record of Shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Plan Administrator the approval of all regulatory bodies deemed necessary by the Plan Administrator, and without complying, to the Plan Administrator's complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Plan Administrator.

SECTION 6.  CAPITAL ADJUSTMENTS

         The aggregate number and class of Shares with respect to which options may be granted under the Plan, as provided in Section 2, the number and class of Shares covered by each automatic grant and each outstanding option and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, split-ups, spinoffs or other similar changes in capitalization. Upon the effective date of a dissolution or liquidation of the Corporation, or of a reorganization, merger or consolidation of the Corporation with one or more corporations that results in more than 80% of the outstanding voting shares of the Corporation being owned by one or more affiliated corporations or other affiliated entities, or of a transfer of all or substantially all of the assets or more than 80% of the then outstanding shares of the Corporation to another corporation or other entity, this Plan and all options granted hereunder shall terminate. In the event of such dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of stock, each optionee shall be entitled, for a period of 20 days prior to the effective date of such transaction, to purchase the full number of Shares under his or her option that he or she otherwise would have been entitled to purchase during the remaining term of such option.

         Adjustment under this Section 6 shall be made by the Plan Administrator, whose determination shall be final. In the event of any adjustment in the number of Shares covered by any option, any fractional Shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full Shares resulting from such option.

SECTION 7.  EXPENSES OF THE PLAN

         All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation; none of such expenses shall be charged to any optionee.

SECTION 8.  EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall be effective on upon approval of the Corporation's shareholders. The Plan shall continue in effect until it is terminated by action of the Board or the Corporation's shareholders, but such termination shall not affect the then-outstanding terms of any options.

SECTION 9.  TERMINATION AND AMENDMENT OF THE PLAN

         The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, no amendment may be made more than once every six months that would change the amount, price, timing or vesting of the options, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder; and provided, further, that to the extent required for compliance with applicable law or regulation, the Board may not amend the Plan without the approval of the Corporation's stockholders, including any amendment that would: (a) materially increase the number of shares that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan to add a class of participants who are subject to Section 16 of the Exchange Act; or (c) otherwise materially increase the benefits accruing under the Plan to participants who are subject to Section 16 of the Exchange Act.

SECTION 10.  COMPLIANCE WITH RULE 16b-3

         It is the intention of the Corporation that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Exchange Act and that Plan participants remain disinterested persons ("disinterested persons") for purposes of administering other employee benefit plans of the Corporation and having such other plans be exempt from Section 16(b) of the Exchange Act. Therefore, if any Plan provision is later found not to be in compliance with Rule 16b-3 or if any Plan provision would disqualify Plan participants from remaining disinterested persons, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

         Adopted by the Corporation's Board of Directors on July 24, 1993 and approved by the Corporation's shareholders on July 24, 1993. Amended by the Corporation's Board of Directors on May 9, 1995 and amendment approved by the Corporation's shareholders on July 26, 1995.

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                        SHURGARD STORAGE CENTERS, INC.

                                 ------------

              PROXY FOR THE 1995 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 26, 1995

                                 ------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Charles K. Barbo and Harrell L. Beck, and each of them, as Proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock and Class B Common Stock, par value $.001 per share (collectively, the "Common Stock") of Shurgard Storage Centers, Inc. held of record by the undersigned on June 2, 1995, at the 1995 Annual Meeting of Stockholders to be held on July 26, 1995 or any adjournment or postponement thereof as follows:

  1.    ELECTION OF DIRECTORS.

        A. Election of the following two nominees to serve as directors for three-year terms or until their respective successors are elected and qualified:

                   Charles K. Barbo               Donald W. Lusk

        / / FOR all     / / WITHHOLD AUTHORITY   / / WITHHOLD AUTHORITY for the
            nominees        to vote for all          following only: (write the
                            nominees                 name(s) of the nominee(s)
                                                     in this space)

        B. Election of the following two nominees to serve for two-year terms or until their respective successors are elected and qualified:

                   Wendell J. Smith               Harrell L. Beck

        / / FOR all     / / WITHHOLD AUTHORITY   / / WITHHOLD AUTHORITY for the
            nominees        to vote for all          following only: (write the
                            nominees                 name(s) of the nominee(s)
                                                     in this space)

        C. Election of the nominee to serve as director for a one-year term or until his respective successor is elected and qualified:

                               Dan Kourkoumelis

        / / FOR the     / / WITHHOLD AUTHORITY   / / WITHHOLD AUTHORITY for the
            nominee         to vote for the          following only: (write the
                            nominee                  name(s) of the nominee(s)
                                                     in this space)

  2. AMENDMENT TO CERTIFICATE OF INCORPORATION. Approve amendments to the Company's Certificate of Incorporation to provide for a classified Board of Directors and to adopt certain New York Stock Exchange requirements.

        / / FOR         / / AGAINST              / / ABSTAIN

  3.    AMENDMENT TO BY-LAWS. Approve amendments to the Company's By-Laws.

        / / FOR         / / AGAINST              / / ABSTAIN

  4. STOCK OPTION PLAN. Approve the Shurgard Storage Centers, Inc. 1995 Long-Term Incentive Compensation Plan.

        / / FOR         / / AGAINST              / / ABSTAIN

  5. STOCK OPTION PLAN. Approve an amendment to the Shurgard Storage Centers, Inc. Stock Option Plan for Nonemployee Directors to increase the number of shares issuable under the plan.

        / / FOR         / / AGAINST              / / ABSTAIN


                          (CONTINUED ON REVERSE SIDE)

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

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        In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES IN ITEM 1 AND "FOR" IN ITEMS 2, 3, 4 AND 5 ON THE REVERSE SIDE.

        The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Shareholders and a Proxy Statement dated June 14, 1995.

                         Please sign below exactly as your name appears on your stock certificate. When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associates and give his or her title.

                         Dated:__________________________________________, 1995

                         ______________________________________________________
                                                 Signature

                         ______________________________________________________
                                           Signature if held jointly

        YOUR VOTE IS IMPORTANT, PROMPT RETURN OF THIS PROXY CARD WILL
          HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.
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